 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1995
                                               SECURITIES ACT FILE NO. 33-53399
                                       INVESTMENT COMPANY ACT FILE NO. 811-07171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 2                         [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                              AMENDMENT NO. 4                                [X]
                        (Check appropriate box or boxes)

                               ----------------
                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 800 SCUDDERS MILL ROAD
                 PLAINSBORO, NEW JERSEY                               08536
         (Address of Principal Executive Office)                    (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY

     MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------

                                   COPIES TO:

        COUNSEL FOR THE FUND:                PHILIP L. KIRSTEIN, ESQ.
             BROWN & WOOD                 MERRILL LYNCH ASSET MANAGEMENT
        ONE WORLD TRADE CENTER
    NEW YORK, NEW YORK 10048-0557               P.O. BOX 9011
ATTENTION: THOMAS R. SMITH, JR., ESQ.
       BRIAN M. KAPLOWITZ, ESQ.       PRINCETON, NEW JERSEY 08543-9011


                               ----------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                    [X] immediately upon filing pursuant to paragraph (b)

                    [_] on (date) pursuant to paragraph (b)
                    [_] 60 days after filing pursuant to paragraph (a)

                    [_] on (date) pursuant to paragraph (a)(1)

                    [_] 75 days after filing pursuant to paragraph (a)(2)

                    [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                    [_] this post-effective amendment designates a new
                      effective date for a previously filed post-effective amendment.

                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON AUGUST 22, 1995.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

    N-1A
  ITEM NO.                                             LOCATION
  --------                                             --------
 PART A
  Item  1.  Cover Page...............   Cover Page
  Item  2.  Synopsis.................   Prospectus Summary; Fee Table; Merrill
                                         Lynch Select Pricing SM System
  Item  3.  Condensed Financial
             Information.............   Financial Highlights
  Item  4.  General Description of
             Registrant..............   Investment Objective and Policies;
                                         Additional Information
  Item  5.  Management of the Fund...   Fee Table; Management of the Fund;
                                         Inside Back Cover Page
  Item  5A. Management's Discussion
             of Fund Performance.....   Not Applicable
  Item  6.  Capital Stock and Other
             Securities..............   Cover Page; Additional Information
  Item  7.  Purchase of Securities
             Being Offered...........   Cover Page; Fee Table; Merrill Lynch
                                         Select Pricing SM System; Purchase of
                                         Shares; Shareholder Services;
                                         Additional Information; Inside Back
                                         Cover Page
  Item  8.  Redemption or Repurchase.   Fee Table; Merrill Lynch Select
                                         Pricing SM System; Purchase of Shares;
                                         Redemption of Shares
  Item  9.  Pending Legal
             Proceedings.............   Not Applicable
 PART B
  Item 10.  Cover Page...............   Cover Page
  Item 11.  Table of Contents........   Back Cover Page
  Item 12.  General Information and
             History.................   Not Applicable
  Item 13.  Investment Objective and
             Policies................   Investment Objective and Policies;
                                         Investment Restrictions
  Item 14.  Management of the Fund...   Management of the Fund
  Item 15.  Control Persons and
             Principal Holders of
             Securities..............   Management of the Fund; Additional
                                         Information
  Item 16.  Investment Advisory and
             Other Services..........   Management of the Fund; Purchase of
                                         Shares; General Information
  Item 17.  Brokerage Allocation and
             Other Practices.........   Portfolio Transactions
  Item 18.  Capital Stock and Other
             Securities..............   General Information--Description of
                                         Shares
  Item 19.  Purchase, Redemption and
             Pricing of Securities
             Being Offered...........   Purchase of Shares; Redemption of
                                         Shares; Determination of Net Asset
                                         Value; Shareholder Services
  Item 20.  Tax Status...............   Distributions and Taxes
  Item 21.  Underwriters.............   Purchase of Shares
  Item 22.  Calculation of
             Performance Data........   Performance Data
  Item 23.  Financial Statements.....   Statement of Assets and Liabilities
                                         (audited); Financial Statements
                                         (unaudited)

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

OCTOBER 25, 1995

                   MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is a diversified, open-end management investment company seeking long-term growth of capital by investing primarily in a portfolio of equity securities of issuers with relatively small market capitalizations ("SmallCap Issuers") located in various foreign countries and in the United States. Under normal market conditions, the Fund expects to invest at least 66% of its total assets in equity securities of SmallCap Issuers. While the Fund expects to invest primarily in equity securities of SmallCap Issuers, the Fund reserves the right to invest up to 34% of its total assets, under normal market conditions, in equity securities of issuers having larger individual market capitalizations and in debt securities. It is anticipated that a substantial portion of the Fund's total assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its total assets also may be invested in developing countries. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved. Investments on an international basis in foreign securities markets involve certain risk factors, as do investments in SmallCap Issuers. See "Risk Factors and Special Considerations" on page 11, herein. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 16.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select Pricing SM System" on page 6.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans where the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------
  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES  AND  EXCHANGE  COMMISSION   OR  ANY  STATE  SECURITIES
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
          PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A
            CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated October 25, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                                              CLASS A(a)         CLASS B(b)            CLASS C     CLASS D
                                              ----------         ----------            -------     -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......     5.25%(c)            None                None        5.25%(c)
 Sales Charge Imposed on Dividend
  Reinvestments............................      None               None                None         None
 Deferred Sales Charge (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower)............      None(d)   4.0% during the first   1% for one year   None(d)
                                                           year, decreasing 1.0%
                                                           annually thereafter to
                                                               0.0% after the
                                                                fourth year
 Exchange Fee..............................      None               None                None         None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)(e):
 Management Fees(f)........................     0.85%              0.85%                0.85%       0.85%
 12b-1 Fees(g):
 Account Maintenance Fees..................      None              0.25%                0.25%       0.25%
 Distribution Fees.........................      None              0.75%                0.75%        None
                                                          (Class B shares convert
                                                                     to
                                                               Class D shares
                                                               automatically
                                                            after approximately
                                                                eight years
                                                          and cease being subject
                                                            to distribution fees)
 Other Expenses:
 Custodial Fees............................     0.10%              0.10%                0.10%       0.10%
 Shareholder Servicing Costs(h)............     0.21%              0.25%                0.25%       0.21%
 Other.....................................     0.36%              0.36%                0.36%       0.36%
                                                -----              -----                -----       -----
  Total Other Expenses.....................     0.67%              0.71%                0.71%       0.67%
                                                -----              -----                -----       -----
 Total Fund Operating Expenses.............     1.52%              2.56%                2.56%       1.77%
                                                =====              =====                =====       =====

--------

(a) Class A shares are sold to a limited group of investors including certain retirement plans and investment programs. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares"--page 31.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 34.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 31.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(e) Information under "Other Expenses" for all classes of shares is estimated for the fiscal year ending June 30, 1996.

(f) See "Management of the Fund--Management and Advisory Arrangements"--page
    27.

(g) See "Purchase of Shares--Distribution Plans"--page 37.

(h) See "Management of the Fund--Transfer Agency Services"--page 29.

EXAMPLE:

                            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                            ----------------------------------------------------
                             1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            ----------   -----------   -----------   -----------
An investor would pay the
 following expenses on a
 $1,000 investment
 including the maximum
 $52.50 initial sales
 charge (Class A and Class
 D shares only) and
 assuming (1) the Total
 Fund Operating Expenses
 for each class set forth
 above, (2) a 5% annual
 return throughout the
 periods and (3)
 redemption at the end of
 the period:
  Class A.................          $67          $ 98          $131           $224
  Class B.................          $66          $100          $136           $271*
  Class C.................          $36          $ 80          $136           $290
  Class D.................          $70          $105          $143           $250
An investor would pay the
 following expenses on the
 same $1,000 investment
 assuming no redemption at
 the end of the period:
  Class A.................          $67          $ 98          $131           $224
  Class B.................          $26          $ 80          $136           $271*
  Class C.................          $26          $ 80          $136           $290
  Class D.................          $70          $105          $143           $250

--------

* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

THE FUND

  Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is a diversified, open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of issuers with relatively small market capitalizations ("SmallCap Issuers") located in various foreign countries and in the United States. Under normal market conditions, the Fund expects to invest at least 66% of its total assets in equity securities of SmallCap Issuers. The Fund applies U.S. size standards in determining SmallCap Issuers, and based on recent U.S. share prices, the Fund presently considers SmallCap Issuers to be issuers with individual market capitalizations of no greater than $1 billion. However, the Fund presently anticipates that it will invest primarily in SmallCap Issuers having market capitalizations of $750 million or less (determined at the time of purchase). Under normal market conditions, the Fund also may invest up to 34% of its total assets in equity securities of issuers with individual market capitalizations of greater than U.S.$1 billion ("LargeCap Issuers") and in debt securities. The Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

  It is anticipated that a substantial portion of the Fund's total assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its total assets also may be invested in developing countries. While investments in markets of developing countries are subject to considerable risks (see "Risk Factors and Special Considerations"), the Fund believes that recent developments, including liberalization of government policies, development of labor-intensive, export-oriented industries and rapid growth of securities markets, in such developing countries could present attractive investment opportunities.

  The Fund is authorized to employ a variety of investment techniques to hedge against market and currency risks. However, the Fund may not necessarily be engaging in hedging activities when market or currency movements occur. See "Investment Objective and Policies".

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investments in securities of SmallCap Issuers involve special considerations and risks not typically associated with investments in securities of LargeCap Issuers, including risks associated with limited product lines, markets or financial and management resources; risks associated with lesser frequency and volume of trading of stocks of SmallCap Issuers as compared to LargeCap Issuers and the greater effect of abrupt or erratic price movements on SmallCap Issuers; and risks associated with the sensitivity of SmallCap Issuers to market changes.

  In addition, investments in securities of issuers located in various foreign countries involve special considerations and risks not typically associated with investments in securities of U.S. issuers, including the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with undeveloped economies of developing countries, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems. See "Risk Factors and Special Considerations".

THE MANAGER

  Merrill Lynch Asset Management, L.P. (the "Manager"or "MLAM") acts as a manager for the Fund and provides the Fund with management services. Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.") and an affiliate of the Manager, acts as the sub-adviser for the Fund and provides investment advisory services to the Manager with respect to the Fund. The Manager or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for over 125 other registered investment companies. The Manager and FAM also offer portfolio management and portfolio analysis services to individuals and institutions. As of September 30, 1995, the Manager and FAM had a total of approximately $189.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager. See "Management of the Fund--Management and Advisory Arrangements".

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. See "Merrill Lynch Select PricingSM System" and "Purchase of Shares".

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of its net investment income. Dividends from such net investment income are paid at least annually. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional Information--Dividends and Distributions".

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. See "Additional Information--Determination of Net Asset Value".

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by MLAM or FAM, an affiliate of MLAM. Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                                       ACCOUNT
                                     MAINTENANCE DISTRIBUTION
 CLASS       SALES CHARGE(/1/)           FEE         FEE        CONVERSION FEATURE
------------------------------------------------------------------------------------
  A        Maximum 5.25% initial         No           No                No
          sales charge(/2/)(/3/)
------------------------------------------------------------------------------------
  B    CDSC for a period of 4 years,    0.25%        0.75%     B shares convert to
       at a rate of 4.0% during the                           D shares automatically
        first year, decreasing 1.0%                            after approximately
              annually to 0.0%                                   eight years(/4/)
------------------------------------------------------------------------------------
  C       1.0% CDSC for one year        0.25%        0.75%              No
------------------------------------------------------------------------------------
  D        Maximum 5.25% initial        0.25%         No                No
             sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Certain purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the financial statements.

                               CLASS A          CLASS B           CLASS C        CLASS D(/1/)
                          ----------------- ---------------- ----------------- ----------------
                           FOR THE PERIOD    FOR THE PERIOD   FOR THE PERIOD    FOR THE PERIOD
                          OCTOBER 21, 1994+ AUGUST 5, 1994+  OCTOBER 21, 1994+ AUGUST 5, 1994+
                          TO JUNE 30, 1995  TO JUNE 30, 1995 TO JUNE 30, 1995  TO JUNE 30, 1995
                          ----------------- ---------------- ----------------- ----------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....       $  9.82          $  10.00          $ 9.80           $ 10.00
                               -------          --------          ------           -------
 Investment income--net.           .04               .01             .01               .08
 Realized and unrealized
  loss on investments
  and foreign currency
  transactions--net.....          (.93)            (1.16)           (.96)            (1.16)
                               -------          --------          ------           -------
Total from investment
 operations.............          (.89)            (1.15)           (.95)            (1.08)
                               -------          --------          ------           -------
Less distributions in
 excess of realized gain
 on investments--net....          (.01)             (.01)           (.01)             (.01)
                               -------          --------          ------           -------
Net asset value, end of
 period.................       $  8.92          $   8.84          $ 8.84           $  8.91
                               =======          ========          ======           =======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............         (9.11)%#         (11.55)%#        (9.75)%#         (10.85)%#
                               =======          ========          ======           =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees......          1.62%*            1.56%*          1.66%*            1.52%*
                               =======          ========          ======           =======
Expenses................          1.62%*            2.56%*          2.66%*            1.77%*
                               =======          ========          ======           =======
Investment income--net..          1.06%*             .10%*           .20%*             .90%*
                               =======          ========          ======           =======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..       $ 5,992          $132,296          $4,924           $23,928
                               =======          ========          ======           =======
Portfolio turnover......         47.96%            47.96%          47.96%            47.96%
                               =======          ========          ======           =======

--------
 + Commencement of Operations.

 # Aggregate total investment return.
 * Annualized.
** Total investment returns exclude the effects of sales loads.

(1) Includes Class D shares sold after October 21, 1994 and the Fund's outstanding Class A shares which were redesignated Class D shares on October 21, 1994.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investing in SmallCap Issuers. Under normal market conditions, the Fund expects to invest at least 66% of its assets in equity securities of SmallCap Issuers. Based on recent U.S. share prices, the Fund considers SmallCap Issuers to be issuers with individual market capitalizations of no greater than $1 billion (determined at the time of purchase). While the SmallCap Issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than LargeCap Issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

  International Investing. Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

  It is anticipated that a substantial portion of the securities held by the Fund will not be registered with the Securities and Exchange Commission (the "Commission"), nor will the issuers thereof be subject to the reporting requirements of such agency. In that regard, there may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Moreover, because the Fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), the Fund can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

  Foreign financial markets, while often growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

  It is presently anticipated that a significant portion of the Fund's assets may be invested in the developing countries of the world, including, but not limited to, countries located in Eastern Europe, Latin America and the Far East. The risks noted above as well as in "Restrictions on Foreign Investment" below are often heightened for investments in developing countries, which may increase the volatility of the Fund's net asset value.

  Certain developing countries are especially large debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt obligations") issued or guaranteed by developing governments or their agencies and instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt obligations may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt obligations. Holders of sovereign debt obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt obligations on which governmental entities have defaulted may be collected in whole or in part.

  The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.

  Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities which may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

  The manner in which foreign investors may invest in companies in certain countries, as well as limitations on such investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

  Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% (10% to the extent required by certain state laws) of the Fund's net assets may be comprised, in the aggregate, of assets which are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

  A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

  Investing in Debt Securities; No Rating Criteria for Debt Securities. While the Fund intends to invest primarily in equity securities, the Fund reserves the right to invest up to 34% of its total assets, under normal market conditions, in debt securities, including high yield/high risk securities (as defined below), foreign sovereign debt obligations, debt obligations of the U.S. government or its political subdivisions ("U.S. Government Obligations") and short-term securities such as money market securities or commercial paper. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality ("high yield/high risk securities") are predominately speculative with respect to the capacity to pay interest and to repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The Fund is not authorized to purchase debt securities that are in default, except for sovereign debt obligations, and may invest no more than 5% of its total assets in sovereign debt obligations which are in default. Certain of the sovereign debt obligations in which the Fund may invest may involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. The Fund may invest up to 5% of its total assets in sovereign debt obligations that are in default. Whenever, in the judgment of the Manager, market or economic conditions warrant, the Fund may invest, for temporary defensive purposes, up to 100% of the Fund's total assets in the debt securities discussed above. See "Investment Objective and Policies--Characteristics of Certain Debt Securities".

  Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. For a further discussion of these investments and their attendant risks, see "Investment Objective and Policies--Description of Certain Investments--Indexed and Inverse Securities", "Other Investment Policies and Practices--Portfolio Strategies Involving Options, Futures and Forward Foreign Exchange Transactions" and "Appendix A--Options, Futures and Forward Foreign Exchange Transactions". Management of the Fund believes the above investments are appropriate for the Fund.

  Borrowing. The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  Fees and Expenses. The management fee (at the annual rate of 0.85% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by the Manager and other investment advisers or of investment companies investing exclusively in the U.S. securities market.

  Other Special Considerations. The Fund may invest up to 15% of its net assets in illiquid investments which includes securities for which there is no readily available market. (However, under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.)

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek to provide long-term growth of capital by investing primarily in equity securities of companies with relatively small market capitalizations ("SmallCap Issuers") located in various foreign countries and in the United States. Under normal conditions, at least 66% of the Fund's total assets will be invested in equity securities of SmallCap Issuers. The Fund applies U.S. size standards in determining SmallCap Issuers, and based on recent U.S. share prices, the Fund presently considers SmallCap Issuers to be issuers with individual market capitalizations of no greater than $1 billion. However, the Fund presently intends to invest primarily in SmallCap Issuers with capitalizations of $750 million or less. The Fund does not generally expect to invest in SmallCap Issuers whose market capitalizations are less than $50 million. Because the Fund is permitted to apply the U.S. size standard on a global basis, it may invest in issuers that might in some countries rank among the largest companies in terms of capitalization. While the Fund expects to invest primarily in equity securities of SmallCap Issuers, the Fund may invest up to 34% of its total assets, under normal market conditions, in equity securities of companies with individual market capitalizations of greater than U.S.$1 billion ("LargeCap Issuers") and in debt securities. For purposes of the above, market capitalizations are determined at the time of purchase. There can be no assurance that the Fund's investment objective will be achieved. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may employ a variety of investments and techniques to hedge against market and currency risk.

  The Fund's investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, rights to subscribe for common stock and other securities the return on which is determined by the performance of a common stock or a basket or index of common stocks. The Manager believes that the equity securities of specific SmallCap Issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of SmallCap Issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. However, investments in SmallCap Issuers may involve greater risks. See "Risk Factors and Special Considerations". The Fund may invest in securities of SmallCap Issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position; in securities of relatively more developed companies that the Manager believes will experience above-average earnings growth or will receive greater market recognition; and, in securities of mature companies that the Manager believes to be relatively undervalued in the marketplace. The Fund's investment policy is further based on the belief that investment opportunities change rapidly, not only from company to company and from industry to industry, but also from one national economy to another. Accordingly, the Fund will invest in a global portfolio of equity securities of SmallCap Issuers located throughout the world. However, investments in foreign markets may involve greater risks. See "Risk Factors and Special Considerations".

  Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in equity securities of LargeCap Issuers and in debt securities. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being invested to a greater degree in equity securities of SmallCap Issuers. The Fund, however, will make such temporary defensive investments only to the extent management of the Fund believes temporary defensive investments present less risk than the types of investments in which the Fund normally invests.

  Under normal conditions, at least 66% of the Fund's total assets will be invested in the securities of issuers from at least three different countries. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. It is presently anticipated that a significant portion of the Fund's assets may be invested in such developing countries.

  For purposes of the Fund's investment policies, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

  The allocation of the Fund's assets among the various foreign securities markets will be determined by the Manager based primarily on an assessment of the relative condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Manager will seek to identify equity investments in each market which are expected to provide a total return which equals or exceeds the return of such market as a whole.

  A significant portion of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries, developing more market-oriented economies may experience relatively high rates of economic growth.

  In accordance with the foregoing, the Fund may purchase securities issued by United States or foreign corporations or financial institutions. The Fund also may purchase securities issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities") or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development ("supranational entities").

  As a result of its global investment focus, the Fund may invest in securities denominated in any currency or multinational currency unit. An illustration of a multinational currency unit is the European Currency Unit ("ECU") which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community, a Western European economic cooperative association including France, Germany, the Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities (described further below), in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated security issued by a United States corporation. Such investments involve risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

  While the Fund intends to invest primarily in equity securities of domestic and foreign SmallCap Issuers, the Fund also may invest up to 34% of its total assets in debt securities, including high yield/high risk securities, foreign sovereign debt obligations, U.S. Government Obligations and short-term securities including money market securities or commercial paper. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. See "Characteristics of Certain Debt Securities" below.

  The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. The Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.

DESCRIPTION OF CERTAIN INVESTMENTS

  Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Fund will not invest more than 15% of its net assets in securities subject to contractual restrictions on resale, or otherwise restricted securities, unless the Fund's Board of Directors determines, based on the trading markets for the specific restricted security, that it is liquid. (However, under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.) The Board of Directors has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest or returns principal based on the change in an equity index, an index of interest rates or an index based on the value of one or more precious or industrial metals. Interest or principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest or principal when a particular index decreases and pay a lower rate of interest or principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular foreign country.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. Management of the Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to hedge other portfolio positions, including serving as an anticipatory hedge in markets in which the Fund is seeking a higher degree of exposure, or vary the degree of portfolio leverage relatively efficiently under certain market conditions.

CHARACTERISTICS OF CERTAIN DEBT SECURITIES

  No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and to repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Statement of Additional Information--Appendix" for additional information regarding ratings of debt securities. These securities are commonly referred to as "junk" bonds. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default, except for sovereign debt obligations (discussed below). The Fund may invest no more than 5% of its total assets in sovereign debt obligations which are in default.

  The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Fund's Directors, or the Manager, will carefully consider the factors affecting the market for high yield, high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  Foreign Sovereign Debt. Certain developing countries owe significant amounts of debt to commercial banks and foreign governments. Investment in sovereign debt obligations of such countries, in particular, involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt obligations.

  Holders of sovereign debt obligations, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer of a sovereign debt obligation, the Fund may have few or no effective legal remedies for collecting on such debt.

  Certain of the sovereign debt obligations in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of such sovereign debt obligations because there may be a thin trading market for such securities. The Fund will not invest more than 5% of its total assets in sovereign debt obligations which are in default.

  Supranational Entities. The Fund also may invest in debt securities of supranational entities. These entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

  United States Government Obligations. United States Government Obligations in which the Fund may invest include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related or asset-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

  In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of the mortgage-related securities. (Asset-backed securities, other than those backed by home equity loans, generally do not prepay in response to changes in interest rates but may be subject to prepayment in response to other factors.) Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for securities purchased at a discount. The Fund may purchase mortgage-related (and asset-backed) securities at a premium or at a discount.

OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Strategies Involving Options, Futures and Forward Foreign Exchange Transactions. The Fund is authorized to engage in various portfolio strategies to hedge its portfolio against adverse movements in the equity, debt and currency markets.

  The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also engage in forward foreign exchange transactions and enter into foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described in more detail in Appendix A attached to this Prospectus. Although certain risks are involved in options and futures transactions (as discussed in "Risk Factors in Options, Futures and Currency Transactions" in Appendix A to this Prospectus), the Manager believes that, because the Fund will engage in such transactions only for hedging (including anticipatory hedging) purposes, the options, futures and currency portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options, futures and currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of Fund shares will fluctuate. Reference is made to the Appendix to this Prospectus and to the Statement of Additional Information for further information concerning these strategies.

  There can be no assurance that the Fund's hedging transactions will be effective. Suitable hedging instruments may not be available with respect to securities of developing countries on a timely basis and on acceptable terms. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily engage in hedging transactions when movements in the equity, debt or currency markets occur.

  Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations". In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Fund may invest in certain securities traded in the OTC market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Rules of Fair Practice of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

  Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

  There can be no assurance that the securities purchased on a when-issued basis or purchased or sold for delayed delivery will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. The Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its assets taken at the time of acquisition of such a commitment. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S.

dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not (i) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the U.S. Government and its agencies or instrumentalities); (ii) with respect to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value; and (iii) with respect to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer. As a non-fundamental policy, the Fund will, for purposes of the 25%, 5% and 10% restrictions set forth above and to the extent required by the Commission, consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer. Other fundamental policies include policies which restrict the issuance of senior securities and limit borrowings, except that the Fund may borrow from banks in amounts of up to 33 1/3% of its assets for temporary purposes such as to meet redemption requests or settle investment transactions or for extraordinary or emergency purposes. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements for other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As another non-fundamental policy, the Fund will not invest in securities which are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code").

  While the Fund may not purchase illiquid securities in an amount exceeding 15% of its net assets (or 10%, to the extent presently required by certain state laws), the Fund may purchase without regard to that limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Manager and FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Executive Vice President of Merrill Lynch; Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

  Richard R. West--Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the investment adviser of the Fund and provides the Fund with management and investment advisory services. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager, or an affiliate of the Manager, FAM, acts as the investment adviser to more than 125 other registered investment companies and provides investment advisory services to individual and institutional accounts. As of September 30, 1995, the Manager and FAM had a total of approximately $189.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As described in the Management Agreement, the Manager receives for its services to the Fund monthly compensation at the rate of 0.85% of the average daily net assets of the Fund. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the fee paid by the Fund to the Manager was $1,300,660 (based upon average net assets of approximately $171.0 million). At September 30, 1995, the assets of the Fund aggregated approximately $154.0 million. At this asset level, the annual management fee would aggregate approximately $1.3 million.

  The Management Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

  The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the period August 5, 1994 (commencement of operations) to June 30, 1995, MLAM paid MLAM U.K. a fee of $133,021 pursuant to such agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  The Fund pays certain expenses incurred in its operations, including, among other things, the management fees; legal and audit fees; unaffiliated Directors' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the

Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund reimbursed the Manager $111,195 for accounting services. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the annualized ratio of total expenses to average net assets was 2.56% for Class B shares and 1.77% for Class D shares (including Class A shares which were redesignated on October 21, 1994). For the period October 21, 1994 (commencement of operations) to June 30, 1995, the annualized ratio of total expenses to average net assets was 1.62% for Class A shares and 2.66% for Class C shares.

  Decisions concerning the allocation of the Fund's assets among the three prime regions outside the United States (i.e., Europe, Latin America and the Pacific Basin) will be centralized in London, with country and individual security decisions made in both London and Princeton, New Jersey. Information about the persons associated with the Manager who are primarily responsible for the day-to-day management of the Fund's portfolio and their titles and business experience during the past five years is set forth below:

  Andrew John Bascand--Vice President of the Fund--Director of MLAM U.K. since 1993 and Director of Merrill Lynch Global Asset Management Limited ("MLGAM") since 1994. Previously, Mr. Bascand was with A.M.P. Asset Management plc in London and had previously served as Chief Economist with A.M.P. Investments
(NZ) in New Zealand. He has served as Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand and as Research Officer of the Bank of England's International Department. Mr. Bascand is the Asset Allocator for the Fund and, as such, is primarily responsible for determining the allocation of the Fund's assets among world markets.

  Adrian Holmes--Vice President of the Fund--Managing Director of MLAM U.K. since 1993, Vice President from 1990 to 1993 and an employee thereof since 1987; Director of MLGAM since 1993. Mr. Holmes is primarily responsible for European investments.

  Grace Pineda--Vice President of the Fund--Vice President of the Manager since 1989. Prior to joining the Manager, Ms. Pineda was a portfolio manager with Clemente Capital, Inc. Ms. Pineda is primarily responsible for investments in Latin America.

  Dennis W. Stattman--Vice President of the Fund--Vice President of the Manager since 1989; Vice President of Meridian Management Company from 1984 to 1989. Mr. Stattman is primarily responsible for investments in North America.

  James Russell--Vice President of the Fund--Vice President of the Manager since 1992. Manager, Foreign Investments, Taylor & Co. from 1990 to 1992; Vice President, Merrill Lynch Japan, Inc. from 1989 to 1990. Mr. Russell is primarily responsible for investments in Japan.

  Ken Chiang--Vice President of the Fund--Employee of the Manager since 1991. Prior to joining the Manager, Mr. Chiang was employed with Prudential Insurance Company from 1990 to 1991, and was an employee of Boston Consulting Group in 1989. Mr. Chiang is primarily responsible for Asian investments outside of Japan.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, nominal miscellaneous fees (e.g., account closing fees) and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Transfer Agent $368,332 pursuant to the Transfer Agency Agreement. At September 30, 1995, the Fund had 693 Class A shareholder accounts, 16,842 Class B shareholder accounts, 866 Class C shareholder accounts and 2,739 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $285,664 plus out-of-pocket expenses.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and of Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 6.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except the Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS         SALES CHARGE(/1/)           FEE         FEE             FEATURE
---------------------------------------------------------------------------------------
    A      Maximum 5.25% initial sales      No           No                No
                charge(/2/)(/3/)
---------------------------------------------------------------------------------------
    B     CDSC for a period of 4 years,    0.25%        0.75%     B shares convert to
          at a rate of 4.0% during the                           D shares automatically
           first year, decreasing 1.0%                            after approximately
                 annually to 0.0%                                   eight years(/4/)
---------------------------------------------------------------------------------------
    C        1.0% CDSC for one year        0.25%        0.75%              No
---------------------------------------------------------------------------------------
    D         Maximum 5.25% initial        0.25%         No                No
                sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                 SALES LOAD AS SALES LOAD AS     DISCOUNT TO
                                  PERCENTAGE   PERCENTAGE* OF  SELECTED DEALERS
                                  OF OFFERING  THE NET AMOUNT  AS PERCENTAGE OF
AMOUNT OF PURCHASE                   PRICE        INVESTED    THE OFFERING PRICE
------------------               ------------- -------------- ------------------
Less than $25,000..............      5.25%          5.54%            5.00%
$25,000 but less than $50,000..      4.75           4.99             4.50
$50,000 but less than $100,000.      4.00           4.17             3.75
$100,000 but less than
 $250,000......................      3.00           3.09             2.75
$250,000 but less than
 $1,000,000....................      2.00           2.04             1.80
$1,000,000 and over**..........      0.00           0.00             0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994, may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates:
   1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of
   $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000;
   and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain 401(k) plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

  As noted above, as a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered.

  During the period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund sold 940,965 of its new Class A shares for aggregate net proceeds to the Fund of $8,735,463. The gross sales charges for the sale of its Class A shares for the period were $165, of which $8 and $157 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of the Class A shares purchased subject to front-end sales charge waivers.

  During the period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund sold 3,959,595 of its Class D shares (including Class A shares sold prior to October 21, 1994) for aggregate net proceeds to the Fund of $39,101,204. The gross sales charges for the sale of its Class D shares for the period were $1,104,179, of which $20,112 and $1,084,067 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received CDSCs of $1,059.36 with respect to redemptions within one year after purchase of Class D shares (including redesignated Class A shares) purchased subject to front-end sales charge waivers.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser ("MFA") program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts SM available through employers which provide such plans.

  Class D shares are also offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Additional information concerning these reduced initial sales charges, including information regarding investment by Employee Sponsored Retirement and Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans".

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                AS A PERCENTAGE
   YEAR SINCE PURCHASE                                         OF DOLLAR AMOUNT
    PAYMENT MADE                                               SUBJECT TO CHARGE
   -------------------                                         -----------------
   0-1........................................................       4.00%
   1-2........................................................       3.00
   2-3........................................................       2.00
   3-4........................................................       1.00
   4 and thereafter...........................................       0.00

For the period August 5, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs of $390,517 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the MFA program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal period October 21, 1994 (commencement of operations ) to June 30, 1995, the Distributor received CDSCs of $2,540 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account on the Conversion Date, those shares will be converted to Class D shares of the Fund.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period for the Class B shares originally held for purposes of calculating the Conversion Period for Class B shares reacquired upon termination of participation in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Distributor $1,246,220 pursuant to the Distribution Plan relating to the Class B shares (based on average net assets subject to such Distribution Plan of approximately $137.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Distributor $24,770 pursuant to the Distribution Plan relating to the Class C shares (based on average net assets subject to such Distribution Plan of approximately $3.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Distributor $58,337 pursuant to the Distribution Plan relating to the Class D shares (including the redesignated Class A shares) (based on average net assets subject to such Distribution Plan of approximately $25.8 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with such shares. At September 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $123.5 million. At this asset level, the annual fees payable pursuant to the Class B Distribution Plan would aggregate approximately $1.2 million. At September 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $4.3 million. At this asset level, the annual fees payable pursuant to the Class C Distribution Plan would aggregate approximately $42,751. At September 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $24.4 million. At this asset level, the annual fees payable pursuant to the Class D Distribution Plan would aggregate approximately $60,969.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation. As of June 30, 1995, direct cash expenses for the period since commencement of the offering of Class B shares exceeded direct cash revenues by $627,036 (.474% of Class B net assets at that date). At December 31, 1994, the fully allocated accrual expenses incurred by the Distributor and Merrill

Lynch with respect to Class B shares for the period since commencement of operations exceeded fully allocated accrual revenues for such period by approximately $3,959,000 (2.629% of Class B net assets at that date). Similar fully allocated accrual data is not yet available with respect to Class C shares which the Fund commenced offering to the public on October 21, 1994. From October 21, 1994 (commencement of operations) to June 30, 1995, direct cash revenues exceeded direct cash expenses by $2,791 (.057% of Class C net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth above under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branches and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an

Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. Shareholders considering transferring a tax deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) Automated Investment Program.

  Automatic Reinvestment of Dividends and Distributions. All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the New York Stock Exchange on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No deferred sales charge will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire

Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The

Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge, or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional Information-- Determination of Net Asset Value". Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class.

  Certain gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other ordinary income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions and (b) distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, reducing each shareholder's tax basis in Fund shares for Federal income tax purposes, and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (provided such shares were held as a capital asset). See "Additional Information--Taxes".

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (provided the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all the classes of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

  The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on April 12, 1994. As of the date of this Prospectus, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares. Such order permits the Fund to issue additional classes of shares if the Board of Directors deems such issuance to be in the best interest of the Fund. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if such request is in compliance with applicable Maryland law. The Fund will assist in shareholder communications in the manner described in Section 16(c) of the Investment Company Act. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the distribution of the shares of a class will be borne solely by such class.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.

   P.O. Box 45289
   Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                   APPENDIX A

           OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund is authorized to engage in various portfolio hedging strategies. These strategies are described in more detail below:

  The Fund may engage in various portfolio strategies to hedge its portfolio against investment and currency risks. These strategies include the use of options on portfolio securities, currency and stock index options and futures, options on such futures and forward foreign exchange transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may not necessarily be engaging in hedging activities when movements in the equity markets or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies discussed below. See "Additional Information--Taxes".

  Set forth below are descriptions of certain hedging strategies in which the Fund is authorized to engage.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put options shall exceed 50% of the Fund's net assets.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any profit on the sale in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

  In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of marketwide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index or based on a narrow index representing an industry, country or market segment.

  The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

  The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure. This technique generally will allow the Fund to gain exposure to a market in a manner which is more efficient than purchasing individual securities, and may in part or entirely offset increases in the cost of securities in such market that the Fund ultimately purchases. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging (including anticipatory hedging) activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. The Fund may engage in OTC options to effect the same strategies as it would through exchange-traded options. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund will not speculate in forward foreign exchange. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Investors should be aware that U.S. dollar-denominated securities may not be available in some or all developing countries, that the forward currency market for the purchase for U.S. dollars in most, if not all, developing countries is not highly developed and that in certain developing countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Fund.

  The Fund also is authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures, for example, as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian cash, liquid equity or debt securities having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker.

The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

  Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the commission staff of its position.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio, including to affect the Fund's exposure in various markets, involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction. In addition, options and futures transactions in foreign markets are subject to the risk factors associated with foreign investments generally. See "Risk Factors and Special Considerations".

  The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used, or which can be sold at a formula price provided for in the OTC option agreement. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

 MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Global SmallCap Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital Gains

     SELECT  [_] Reinvest                 SELECT  [_] Reinvest
       ONE:  [_] Cash                       ONE:  [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global SmallCap Fund, Inc. Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

  MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                          [ ][ ][ ][ ][ ][ ][ ][ ][ ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global SmallCap Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global SmallCap Fund, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global SmallCap Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
-                                  -     Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the Shareholder's
                                         signature.

                                         .....................................
                                                 Dealer Name and Address

-                                  -     By: .................................
                                               Authorized Signature of Dealer
This form when completed should be       [ ][ ][ ]        [ ][ ][ ][ ]
mailed to:
                                         Branch Code      F/C No.
  Merrill Lynch Global
   SmallCap Fund, Inc.                                        ...............
                                                               F/C Last Name
  c/o Merrill Lynch Financial            [ ][ ][ ]  [ ][ ][ ][ ][ ]
   Data Services, Inc.                    Dealer's Customer A/C No.
  P.O. Box 45289
  Jacksonville, FL 32232-5289

    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION
(Please Print)
                                           [ ][ ][ ][ ][ ][ ][ ][ ][ ]
Name...................................      Social Security No. or
      First Name    Initial  Last Name       Taxpayer Identification
                                                       No.

Name of Co-Owner (if any).................
          First Name   Initial  Last Name

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
                              (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Global SmallCap Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawals on                     or as soon as possible thereafter.
                                  (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

  MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Global SmallCap Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS

    MERRILL LYNCH FINANCIAL DATA
         SERVICES, INC.

You are hereby authorized to draw an       DRAWN BY MERRILL LYNCH FINANCIAL
ACH debit each month on my bank                DATA SERVICES, INC.
account for investment in Merrill
Lynch Global SmallCap Fund, Inc., as     To...............................Bank
indicated below:                                       (Investor's Bank)

  Amount of each ACH debit $........     Bank Address.........................

  Account No. ......................     City....... State........ Zip.......

Please date and invest ACH debits        As a convenience to me, I hereby
on the 20th of each month                request and authorize you to pay and
beginning      or as soon thereafter     charge to my account ACH debits
         (month)                         drawn on my account by and payable
as possible.                             to Merrill Lynch Financial Data
                                         Services, Inc. I agree that your
  I agree that you are drawing these     rights in respect to each such debit
ACH debits voluntarily at my request     shall be the same as if it were a
and that you shall not be liable for     check drawn on you and signed
any loss arising from any delay in       personally by me. This authority is
preparing or failure to prepare any      to remain in effect until revoked by
such debit. If I change banks or         me in writing. Until you receive
desire to terminate or suspend this      such notice, you shall be fully
program, I agree to notify you           protected in honoring any such
promptly in writing. I hereby            debit. I further agree that if any
authorize you to take any action to      such debit be dishonored, whether
correct erroneous ACH debits of my       with or without cause and whether
bank account or purchases of Fund        intentionally or inadvertently, you
shares including liquidating shares      shall be under no liability.
of the Fund and crediting my bank
account. I further agree that if a       ............   .....................
debit is not honored upon                    Date           Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   .....................
Investment Plan and to liquidate             Bank      Signature of Depositor
sufficient shares held in my account       Account       (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                    [This page is intentionally left blank]

                    [This page is intentionally left blank]

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                               P.O. Box 9011

                     Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                           Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0057

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHO-RIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Prospectus Summary.........................................................   4
Merrill Lynch Select Pricing SM System.....................................   6
Financial Highlights.......................................................  10
Risk Factors and Special Considerations....................................  11
Investment Objective and Policies..........................................  16
 Description of Certain Investments........................................  18
 Characteristics of Certain Debt
  Securities...............................................................  19
 Other Investment Policies
  and Practices............................................................  22
 Investment Restrictions...................................................  25
Management of the Fund.....................................................  26
 Board of Directors........................................................  26
 Management and Advisory
  Arrangements.............................................................  27
 Code of Ethics............................................................  29
 Transfer Agency Services..................................................  29
Purchase of Shares.........................................................  29
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  31
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares...............................................  34
 Distribution Plans........................................................  37
 Limitations on the Payment of Deferred
  Sales Charges............................................................  39
Redemption of Shares.......................................................  39
 Redemption................................................................  40
 Repurchase................................................................  40
 Reinstatement Privilege--Class A and
  Class D Shares...........................................................  41
Shareholder Services.......................................................  41
Performance Data...........................................................  44
Additional Information.....................................................  45
 Dividends and Distributions...............................................  45
 Taxes.....................................................................  46
 Determination of Net Asset Value..........................................  48
 Organization of the Fund..................................................  49
 Shareholder Reports.......................................................  50
 Shareholder Inquiries.....................................................  50
Appendix A.................................................................  51
Authorization Form.........................................................  57

                                                           Code #18187-1095

LOGO MERRILL LYNCH

MERRILL LYNCH
GLOBAL SMALLCAP
FUND, INC.

[ART]

PROSPECTUS

October 25, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is a diversified, open-end management investment company seeking long-term growth of capital by investing primarily in a portfolio of equity securities of issuers with relatively small market capitalizations ("SmallCap Issuers") located in various countries and in the United States. Under normal market conditions, the Fund expects to invest at least 66% of its total assets in equity securities of SmallCap Issuers. While the Fund expects to invest primarily in equity securities of SmallCap Issuers, the Fund reserves the right to invest up to 34% of its total assets, under normal market conditions, in equity securities of issuers having larger individual market capitalizations and in debt securities. It is anticipated that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its assets also may be invested in developing countries. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated October 25, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is October 25, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and in the United States. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager"), will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. During the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund's portfolio turnover rate was 47.96%. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.

  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") (collectively, the "Depositary Receipts") or other securities convertible into securities of foreign issuers. The Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares". Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

HEDGING TECHNIQUES

  Reference is made to the discussion concerning hedging techniques under the caption "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Strategies Involving Options, Futures and Forward Foreign Exchange Transactions" and in the Appendix to the Prospectus.

  The Fund may engage in various portfolio strategies to hedge its portfolio against investment and currency risks. These strategies include the use of options on portfolio securities, currency options and futures, stock index options and futures, and options on such futures and forward foreign currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate.

  Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.

  The following information relates to the hedging instruments the Fund may utilize with respect to currency risks.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against a decline in the price of the underlying security.

  The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer would realize a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer would realize a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write a put option if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

  Options referred to herein and in the Fund's Prospectus may be options traded on foreign securities exchanges. An option position may be closed only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "Clearing Corporation") may not, at all times, be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund may also enter into over-the-counter options transactions ("OTC options"), which are two party contracts with prices and terms negotiated between the buyer and seller. The Fund will only enter into OTC options transactions with respect to portfolio securities for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the Securities and Exchange Commission (the "Commission") has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange-traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. Set forth below is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the prices of the options and futures contract move more or less than the prices of the hedged securities and currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such option or future. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) unless there is only one dealer, in which case such dealer's price will be used, or which can be sold at a formula price provided for in the over-the-counter option agreement. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

OTHER INVESTMENT POLICIES AND PRACTICES

  Diversified Status. The Fund is classified as diversified within the meaning of the Investment Company Act, which means that the Fund is limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. See "Investment Objective and Policies--Investment Restrictions". The Fund's investment also will be limited in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes--Taxes".

To qualify under both the Investment Company Act and the Code, the Fund will comply with certain requirements, including limiting its investments so that at the time of investment and at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 75% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitment so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% (which presently is further limited by state law to 10%) of its net assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby agreement and the related commitment fee will be recorded on the date which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of repurchase agreements, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% (which presently is further limited to 10% by applicable state law) of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community.

  Lending of Portfolio Securities. Subject to investment restriction (4) below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total return on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities provided that such loans may be made only in accordance with applicable law and guidelines set forth in the Fund's Prospectus and this Statement of Additional Information.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings,
  (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin.) (The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

    7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in purchasing and selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, and without registering as a commodity pool operator under the Commodities Exchange Act.

    9. With respect to 75% of its total assets, (a) invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value; and
  (b) invest in the securities of any one issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

  In addition, the Fund has adopted non-fundamental restrictions, which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

    b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not, however, currently intend to engage in short sales.

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, or which do not mature within seven days, or which the Board of Directors of the Fund has not determined to be liquid pursuant to applicable law, if at the time of acquisition more than 15% of its net assets would be invested in such securities. Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities described in
  (e) below.

    d. Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Manager or any subsidiary thereof each owning more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and this Statement of Additional Information, as amended from time to time.

    i. Purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. (Under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.) However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

  Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with the Manager or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

  The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Director(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") since 1990 and a Senior Vice President thereof from 1985 to 1990; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Donald Cecil (68)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (68)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (63)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; Partner, Small Cities Cablevision, Inc.

  Richard R. West (57)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, of New York University Leonard
N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).

  Edward D. Zinbarg (60)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President and Director of the Distributor since 1986.

  Norman R. Harvey (62)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (35)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

  Andrew John Bascand (33)--Vice President(1)(2)--Director of Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") since 1993 and Director of Merrill Lynch Global Asset Management Limited ("MLGAM") since 1994; Senior Economist of A.M.P. Asset Management plc in London from 1992 to 1993 and Chief Economist of A.M.P. Investments (NZ) in New Zealand from 1989 to 1991; Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand from 1987 to 1989.

  Adrian Holmes (33)--Vice President(1)(2)--Managing Director of MLAM U.K. since 1993, Vice President from 1990 to 1993 and an employee thereof since 1987; Director of MLGAM since 1993.

  Grace Pineda (38)--Vice President(1)(2)--Vice President of the Manager since 1989. Prior to joining the Manager, Ms. Pineda was a portfolio manager with Clemente Capital, Inc.

  Dennis W. Stattman (44)--Vice President(1)(2)--Vice President of the Manager since 1989; Vice President of Meridian Management Company from 1984 to 1989.

  James Russell (43)--Vice President(1)--Vice President of the Manager since 1992. Manager, Foreign Investments, Taylor & Co. from 1990 to 1992; Vice President, Merrill Lynch Japan, Inc. from 1989 to 1990.

  Ken Chiang (34)--Vice President(1)--Employee of the Manager since 1991. Prior to joining the Manager, Mr. Chiang was employed with Prudential Insurance Company from 1990 to 1991, and was an employee of Boston Consulting Group in 1989.

  Gerald M. Richard (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1974; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

  Robert Harris (43)--Secretary(1)(2)--Vice President of the Manager since 1984; Secretary of the Distributor since 1982.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.

  At September 30, 1995, the officers and Directors of the Fund as a group (17 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML&Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Manager a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per meeting attended. The Chairman of the Committee receives an additional fee of $250 per meeting attended. Fees and expenses paid to the non-affiliated Directors for the period from August 5, 1994 (commencement of operations) to June 30, 1995, aggregated $35,833.

  The following table sets forth for the period August 5, 1994 (commencement of operations) to June 30, 1995, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated
Directors:

                                                                  AGGREGATE
                                                              COMPENSATION FROM
                                              PENSION OR        FUND AND OTHER
                                          RETIREMENT BENEFITS      MLAM/FAM
                             COMPENSATION ACCRUED AS PART OF  ADVISED FUNDS PAID
NAME OF DIRECTOR             FROM FUND(1)   FUND'S EXPENSES     TO DIRECTOR(2)
----------------             ------------ ------------------- ------------------
Donald Cecil................    $9,000           None              $276,350
Edward H. Meyer.............    $8,000           None              $251,600
Charles C. Reilly...........    $8,000           None              $276,900
Richard R. West.............    $8,000           None              $300,900
Edward D. Zinbarg...........    $4,333           None              $125,500(/3/)

--------

(1) Compensation to be paid by the Fund to the non-affiliated Directors for the fiscal year ending June 30, 1996, assuming each Director attends each of the quarterly meetings of the Board and of the Committee during the period, would be the following: Mr. Cecil ($8,500); Mr. Meyer ($7,500); Mr. Reilly ($7,500); Mr. West ($7,500) and Mr. Zinbarg ($7,500).

(2) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Cecil (34 funds); Mr. Meyer (34 funds); Mr. Reilly (53 funds); Mr. West (53 funds) and Mr. Zinbarg (16 funds).

(3) $125,500 represents the amount Mr. Zinbarg would have received if he had been a Director for the entire calendar year ended December 31, 1994. Mr. Zinbarg was elected to the Fund's Board of Directors effective October 25, 1994.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager or MLAM U.K. for the Fund or other funds for which they act as investment adviser or for other advisory clients, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As described in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the rate of 0.85% of the average daily net assets of the Fund. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the investment advisory fees paid by the Fund to the Manager aggregated $1,300,660.

  The Manager has also entered into a sub-advisory agreement with MLAM U.K., a wholly-owned, indirect subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the period August 5, 1994 (commencement of operations) to June 30, 1995, the sub-advisory fees paid by the Manager to MLAM U.K. pursuant to such agreement aggregated $133,021.

  The State of California imposes limitations on the expenses of the Fund. These expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. For the period August 5, 1994 (commencement of operations) through June 30, 1995, no such reimbursement was necessary.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the period August 5, 1994 (commencement of operations) through June 30, 1995, the Fund made no reimbursement for such services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans".

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM which utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. The Fund sells its Class A and Class D shares through the Distributor and Merrill Lynch, as dealers. During the period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund sold 940,965 Class A shares for aggregate net proceeds to the Fund of $8,735,463. The gross sales charges for the sale of Class A shares for that period were $165, of which $157 was received by Merrill Lynch and $8 was received by the Distributor. During the period August 5, 1994 (commencement of operations) to June 30, 1995, the Company sold 3,959,595 Class D shares (including redesignated Class A shares) for aggregate net proceeds to the Company of $39,101,204. The gross sales charges for the sale of Class D shares of the Fund for that period were $1,104,179 of which $1,084,067 was received by Merrill Lynch and $20,112 was received by the Distributor.

  The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds (the "Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operation) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must have been either acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

REDUCED INITIAL SALES CHARGES--CLASS A AND CLASS D SHARES

  Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employer Sponsored Retirement and Savings Plans. Class A shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Sections 403(b) and 457 of the Code, other deferred compensation arrangements,

Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge schedule and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML&Co., and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.), and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice.

  Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  TMASM Managed Trusts. Class A shares are offered to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of June 30, 1995, with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares, the Distributor's voluntary maximum.

                                             DATA CALCULATED AS OF JUNE 30, 1995
                          -------------------------------------------------------------------------
                                                       (IN THOUSANDS)
                                                                                          ANNUAL
                                                                   AMOUNTS             DISTRIBUTION
                                              ALLOWABLE          PREVIOUSLY               FEE AT
                          ELIGIBLE AGGREGATE INTEREST ON MAXIMUM   PAID TO   AGGREGATE CURRENT NET
                           GROSS     SALES     UNPAID    AMOUNT  DISTRIBUTOR  UNPAID      ASSET
                          SALES(1)  CHARGES  BALANCE(2)  PAYABLE     (3)      BALANCE    LEVEL(4)
                          -------- --------- ----------- ------- ----------- --------- ------------
Class B Shares, for the
 period August 5, 1994
 (commencement of
 operations) to June 30,
 1995:
 Under NASD Rule as
  Adopted...............  $149,036  $9,315      $665     $9,980    $1,325     $8,655       $992
 Under Distributor's
  Voluntary Waiver......  $149,036  $9,315      $665     $9,980    $1,325     $8,655       $992
Class C Shares, for the
 period October 21, 1994
 (commencement of
 operations) to June 30,
 1995:
 Under NASD Rule as
  Adopted...............  $  5,674  $  355      $ 15     $  370    $   21     $  349       $ 37

--------

(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum, or, with respect to Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995, with respect to redemptions of Class B shares, the Distributor received CDSCs of $390,517, all of which was paid to Merrill Lynch. Similarly, for the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, with respect to redemptions of Class C shares, the Distributor received CDSCs of $2,540, all of which was paid to Merrill Lynch.

  Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) or 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, as well as GDRs traded in the United States, will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions". For the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund paid total brokerage commissions of $782,590, of which $17,207 or 2.20% was paid to Merrill Lynch for effecting 3.30% of the aggregate amount of transactions on which the Fund paid brokerage commissions.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. Dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

  The Board of Directors has considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities, including ADRs, EDRs or GDRs, which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

  Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain distributions.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

  A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R) Automatic Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Fund Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class

A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset value in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ............
                                     High current income consistent with a
                                      policy of limiting the degree of fluctu-ation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed se-curities.

Merrill Lynch Americas Income
 Fund, Inc. .......................
                                     A high level of current income, consis-
                                      tent with prudent investment risk, by
                                      investing primarily in debt securities
                                      denominated in a currency of a country
                                      located in the Western Hemisphere (i.e., North and South America and the sur-rounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a port-folio primarily of intermediate-term in-vestment grade Arizona Municipal Bonds.

Merrill Lynch Arizona Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide investors
                                      with as high a level of income exempt
                                      from Federal and Arizona income taxes as is consistent with prudent investment management.

Merrill Lynch Arkansas Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Arkansas income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Asset Growth Fund,
 Inc. .............................
                                     High total investment return, consistent
                                      with prudent risk, from investment in
                                      United States and foreign equity, debt
                                      and money market securities the combina-tion of which will be varied both with respect to types of securities and mar-kets in response to changing market and economic trends.

Merrill Lynch Asset Income Fund,     A high level of current income through
 Inc. .............................   investment primarily in United States
                                      fixed income securities.

Merrill Lynch Balanced Fund for
 Investment and Retirement, Inc. ..

                                     As high a level of total investment re-
                                      turn as is consistent with a reasonable
                                      and relatively low level of risk by in-
                                      vesting in common stocks and other types of securities, including fixed income securities and convertible securities.

Merrill Lynch Basic Value Fund,      Capital appreciation and, secondarily,
 Inc. .............................   income through investment in securities,
                                      primarily equities, that are undervalued and therefore represent basic investment value.

Merrill Lynch California Insured
 Municipal Bond Fund...............
                                     A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and California income taxes as is consistent with prudent in-vestment management through investment in a portfolio consisting primarily of insured California Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade California Municipal Bonds.

Merrill Lynch California Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide investors
                                      with as high a level of income exempt
                                      from Federal and California income taxes as is consistent with prudent investment management.

Merrill Lynch Capital Fund, Inc. ..  The highest total investment return con-
                                      sistent with prudent risk through a
                                      fully managed investment policy utiliz-
                                      ing equity, debt and convertible securi-ties.

Merrill Lynch Colorado Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Colorado income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...............
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Connecticut income taxes as is consis-
                                      tent with prudent investment management.

Merrill Lynch Corporate Bond Fund,
 Inc. .............................
                                     Current income from three separate diver-
                                      sified portfolios of fixed income secu-
                                      rities.

Merrill Lynch Developing Capital
 Markets Fund, Inc. ...............

                                     Long-term capital appreciation through
                                      investment in securities, principally
                                      equities, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund, Inc. ...  Capital appreciation primarily through investment in equity and debt securities of issuers domiciled in developing coun-tries located in Asia and the Pacific Basin, other than Japan, Australia and New Zealand.

Merrill Lynch EuroFund.............  Capital appreciation primarily through investment in equity securities of cor-
                                      porations domiciled in Europe.

Merrill Lynch Federal Securities
 Trust.............................
                                     High current return through investments
                                      in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consis-tent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal prop-erty taxes through investment in a port-folio primarily of intermediate-term in-vestment grade Florida Municipal Bonds.

Merrill Lynch Florida Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal in-
                                      come taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida in-tangible personal property taxes.

Merrill Lynch Fund For Tomorrow,
 Inc. ........................
                                     Long-term growth through investment in a
                                      quality-oriented portfolio of securi-
                                      ties, primarily common stocks, of is-
                                      suers, potentially positioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc. .......................
                                     Long-term growth through investment in a
                                      diversified portfolio of equity securi-
                                      ties placing particular emphasis on com-panies that have exhibited above-average growth rates in earnings.

Merrill Lynch Fundamental Value
 Portfolio..... (available only for
 exchanges by certain individual
 retirement accounts for which       A portfolio of Merrill Lynch Asset
 Merrill Lynch acts as custodian)     Builder Program, Inc., a series fund,
                                      whose objective is to provide capital
                                      appreciation and income by investing in
                                      securities, with at least 65% of the
                                      portfolio's assets being invested in eq-uities.

Merrill Lynch Global Allocation
 Fund, Inc. .......................
                                     High total return consistent with prudent
                                      risk, through a fully managed investment policy utilizing U.S. and foreign equi-ty, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

Merrill Lynch Global Bond Fund for
 Investment and Retirement.........
                                     High total investment return from invest-
                                      ment in a global portfolio of debt in-
                                      vestments denominated in various curren-cies and multinational currency units.

Merrill Lynch Global Convertible
 Fund, Inc. .......................
                                     High total return from investment primar-
                                      ily in an internationally diversified
                                      portfolio of convertible debt securi-
                                      ties, convertible preferred stock and
                                      "synthetic" convertible securities con-
                                      sisting of a combination of debt securi-ties or preferred stock and warrants or options.


Merrill Lynch Global Holdings,
 Inc. .. (residents of Arizona must  The highest total investment return con-
 meet investor suitability            sistent with prudent risk through world-
 standards)                           wide investment in an internationally
                                      diversified portfolio of securities.

Merrill Lynch Global Opportunity
 Portfolio..... (available only for  A portfolio of Merrill Lynch Asset
 exchanges by certain individual      Builder Program, Inc., a series fund,
 retirement accounts for which        whose objective is to provide a high to-
 Merrill Lynch acts as custodian)     tal investment return through an invest-
                                      ment policy utilizing United States and
                                      foreign equity, debt and money market
                                      securities, the combination of which
                                      will vary depending upon changing market and economic trends.


Merrill Lynch Global Resources       Long-term growth and protection of capi-
 Trust.............................   tal from investment in securities of do-
                                      mestic and foreign companies that pos-
                                      sess substantial natural resource as-
                                      sets.

Merrill Lynch Global Utility
 Fund, Inc. .......................
                                     Capital appreciation and current income
                                      through investment of at least 65% of
                                      its total assets in equity and debt se-
                                      curities issued by domestic and foreign
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement.........
                                     Growth of capital and, secondarily, in-
                                      come from investment in a diversified
                                      portfolio of equity securities placing
                                      principal emphasis on those securities
                                      which management of the fund believes to be undervalued.

Merrill Lynch Healthcare Fund,       Capital appreciation through worldwide
 Inc. ..... (residents of Wisconsin   investment in equity securities of com-
 must meet investor suitability       panies that derive or are expected to
 standards)                           derive a substantial portion of their
                                      sales from products and services in
                                      healthcare.

Merrill Lynch International Equity
 Fund..............................
                                     Capital appreciation and, secondarily,
                                      income by investing in a diversified
                                      portfolio of equity securities of is-
                                      suers located in countries other than
                                      the United States.

Merrill Lynch Latin America Fund,
 Inc. .............................
                                     Capital appreciation by investing primar-
                                      ily in Latin American equity and debt
                                      securities.

Merrill Lynch Maryland Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Maryland income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal Bond
 Fund..............................  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of intermedi-ate-term investment grade Massachusetts Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...............
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Massachusetts income taxes as is consis-tent with prudent investment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a port-folio primarily of intermediate-term in-vestment grade Michigan Municipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Michigan income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Minnesota Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Minnesota personal income taxes as is
                                      consistent with prudent investment man-
                                      agement.

Merrill Lynch Municipal Bond Fund,
 Inc. .............................
                                     Tax-exempt income from three separate di-
                                      versified portfolios of municipal bonds.

Merrill Lynch Municipal
 Intermediate Term Fund............
                                     Currently the only portfolio of Merrill
                                      Lynch Municipal Series Trust, a series
                                      fund, whose objective is to provide as
                                      high a level as possible of income ex-
                                      empt from Federal income taxes by in-
                                      vesting in investment grade obligations
                                      with a dollar weighted average maturity
                                      of five to twelve years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

Merrill Lynch New Jersey Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      New Jersey income taxes as is consistent with prudent investment management.

Merrill Lynch New Mexico Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      New Mexico income taxes as is consistent with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade New York Municipal Bonds.

Merrill Lynch New York Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal, New York
                                      State and New York City income taxes as
                                      is consistent with prudent investment
                                      management.

Merrill Lynch North Carolina
 Municipal Bond Fund...............
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal and North
                                      Carolina income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Ohio Municipal Bond
 Fund..............................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal and Ohio in-
                                      come taxes as is consistent with prudent investment management.

Merrill Lynch Oregon Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal and Oregon
                                      income taxes as is consistent with pru-
                                      dent investment management.

Merrill Lynch Pacific Fund, Inc. ..  Capital appreciation by investing in eq-
                                      uity securities of corporations domi-
                                      ciled in Far Eastern and Western Pacific countries, including Japan, Australia, Hong Kong, Singapore and the Philip-pines.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent in-vestment management through investment in a portfolio of intermediate-term in-vestment grade Pennsylvania Municipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...............
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal and Pennsyl-
                                      vania income taxes as is consistent with prudent investment management.

Merrill Lynch Phoenix Fund, Inc. ..  Long-term growth of capital by investing in equity and fixed income securities,
                                      including tax-exempt securities, of is-
                                      suers in weak financial condition or ex-periencing poor operating results be-lieved to be undervalued relative to the current or prospective condition of such issuer.

Merrill Lynch Quality Bond
 Portfolio..... (available only for  A portfolio of Merrill Lynch Asset
 exchanges by certain individual      Builder Program, Inc., a series fund,
 retirement accounts for which        whose objective is to provide a high
 Merrill Lynch acts as custodian)     level of current income through invest-
                                      ment in a diversified portfolio of debt
                                      obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


Merrill Lynch Short-Term Global
 Income Fund, Inc. ................
                                     As high a level of current income as is
                                      consistent with prudent investment man-
                                      agement from a global portfolio of high
                                      quality debt securities denominated in
                                      various currencies and multinational
                                      currency units and having remaining ma-
                                      turities not exceeding three years.

Merrill Lynch Special Value Fund,
 Inc. .............................
                                     Long-term growth of capital from invest-
                                      ments in securities, primarily common
                                      stocks, of relatively small companies
                                      believed to have special investment
                                      value and emerging growth companies re-
                                      gardless of size.

Merrill Lynch Strategic Dividend
 Fund..............................
                                     Long-term total return from investment in
                                      dividend paying common stocks which
                                      yield more than Standard & Poor's 500
                                      Composite Stock Price Index.

Merrill Lynch Technology Fund,       Capital appreciation through worldwide
 Inc. .............................   investment in equity securities of com-
                                      panies that derive or are expected to
                                      derive a substantial portion of their
                                      sales from products and services in
                                      technology.

Merrill Lynch Texas Municipal Bond
 Fund..............................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal income taxes
                                      as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Tex-as, its political subdivisions, agencies and instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio... (available  A portfolio of Merrill Lynch Asset
 only for exchanges by certain        Builder Program, Inc., a series fund,
 individual retirement accounts       whose objective is to provide a high
 for which Merrill Lynch acts as      current return through investments in
 custodian)                           U.S. Government and government agency
                                      securities, including GNMA mortgage-
                                      backed certificates and other mortgage-
                                      backed governmental securities.


Merrill Lynch Utility Income Fund,
 Inc. .............................
                                     High current income through investment in
                                      equity and debt securities issued by
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income Fund,
 Inc. .............................
                                     High current income by investing in a
                                      global portfolio of fixed income securi-ties denominated in various currencies, including multinational currencies.

Class A Money Market Funds:

Merrill Lynch Ready Assets Trust...  Preservation of capital, liquidity and the highest possible current income con-sistent with the foregoing objectives from the short-term money market securi-ties in which the Trust invests.

Merrill Lynch Retirement Reserves
 Money Fund.... (available only for  Currently the only portfolio of Merrill
 exchanges within certain             Lynch Retirement Series Trust, a series
 retirement plans)                    fund, whose objectives are current in-
                                      come, preservation of capital and li-
                                      quidity available from investing in a
                                      diversified portfolio of short-term
                                      money market securities.

Merrill Lynch U.S.A. Government
 Reserves..........................
                                     Preservation of capital, current income
                                      and liquidity available from investing
                                      in direct obligations of the U.S. Gov-
                                      ernment and repurchase agreements relat-ing to such securities.

Merrill Lynch U.S. Treasury Money
 Fund..............................
                                     Preservation of capital, liquidity and
                                      current income through investment exclu-sively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Trea-sury.

Class B, Class C and Class D Money Market Funds:

Merrill Lynch Government Fund......  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income consistent with liquidity and se-curity of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and in-strumentalities and in repurchase agree-ments secured by such obligations.

Merrill Lynch Institutional Fund...  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide maximum
                                      current income consistent with liquidity and the maintenance of a high-quality portfolio of money market securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.......................
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversi-fied portfolio of short-term, high qual-ity municipal bonds.

Merrill Lynch Treasury Fund........  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income consistent with liquidity and se-curity of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in re-purchase agreements secured by such ob-ligations.

  Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above, with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends, and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income determined on a calendar year basis and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as described in the Prospectus. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

  The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares, and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.
                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D shares, and historical performance data pertaining to such shares is included in the information provided under the caption "Class D Shares".

                                     CLASS A SHARES                       CLASS C SHARES
                          ------------------------------------- -----------------------------------
                                            REDEEMABLE VALUE OF                   REDEEMABLE VALUE
                           EXPRESSED AS A     A HYPOTHETICAL     EXPRESSED AS A   OF A HYPOTHETICAL
                          PERCENTAGE BASED   $1,000 INVESTMENT  PERCENTAGE BASED  $1,000 INVESTMENT
                          ON A HYPOTHETICAL     AT THE END      ON A HYPOTHETICAL    AT THE END
                          $1,000 INVESTMENT    OF THE PERIOD    $1,000 INVESTMENT   OF THE PERIOD
                          ----------------- ------------------- ----------------- -----------------

PERIOD                                           AVERAGE ANNUAL TOTAL RETURN
------                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to June 30, 1995.       (19.47)%           $861.10            (15.05)%          $893.50
                                                     ANNUAL TOTAL RETURN
                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to June 30, 1995.        (9.11)%           $908.90             (9.75)%          $902.50
                                                   AGGREGATE TOTAL RETURN
                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to June 30, 1995.       (13.89)%           $861.10            (10.65)%          $893.50

                                     CLASS B SHARES                       CLASS D SHARES
                          ------------------------------------- -----------------------------------
                                            REDEEMABLE VALUE OF                   REDEEMABLE VALUE
                           EXPRESSED AS A     A HYPOTHETICAL     EXPRESSED AS A   OF A HYPOTHETICAL
                          PERCENTAGE BASED   $1,000 INVESTMENT  PERCENTAGE BASED  $1,000 INVESTMENT
                          ON A HYPOTHETICAL     AT THE END      ON A HYPOTHETICAL    AT THE END
                          $1,000 INVESTMENT    OF THE PERIOD    $1,000 INVESTMENT   OF THE PERIOD
                          ----------------- ------------------- ----------------- -----------------

                                                 AVERAGE ANNUAL TOTAL RETURN
                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 5,
 1994) to June 30, 1995.       (16.59)%           $849.10            (17.08)%          $844.70
                                                     ANNUAL TOTAL RETURN
                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 5,
 1994) to June 30, 1995.       (11.55)%           $884.50            (10.85)%          $891.50
                                                   AGGREGATE TOTAL RETURN
                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 5,
 1994) to June 30, 1995.       (15.09)%           $849.10            (15.53)%          $844.70

  In order to reflect the reduced sales charges, in the case of Class A shares, or the waiver of the contingent deferred sales charge, in the case of Class B shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on April 12, 1994. At the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into Class A, Class B, Class C and Class D shares, each of which consists of 100,000,000 shares. Under the Articles of Incorporation of the Fund, the Directors have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution and/or account maintenance of the shares of a class may be borne solely by such class, and a class may have exclusive voting rights with respect to matters relating to the expenses being borne only by such class. The Fund has received an order (the "Order") from the Commission permitting the issuance and sale of multiple classes of shares. The Order permits the Fund to issue additional classes of shares if the Board of Directors deems such issuance to be in the best interest of the Fund. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The redemption, conversion and exchange rights are described elsewhere herein and in the Prospectus. Shares issued are fully paid and nonassessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to a vote of shareholders, except that shareholders of a class bearing distribution and/or account maintenance expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution and/or account maintenance expenditures. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the account maintenance and/or distribution of the shares within a class will be borne solely by such class. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption.

The organizational expenses of the Fund (estimated at approximately $88,100) were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and shares outstanding as of June 30, 1995, is set forth below.

                                   CLASS A     CLASS B     CLASS C     CLASS D
                                  ---------- ------------ ---------- -----------
   Net Assets...................  $5,992,091 $132,296,170 $4,923,879 $23,927,532
                                  ========== ============ ========== ===========
   Number of Shares Outstanding.     671,536   14,959,548    556,866   2,686,134
                                  ========== ============ ========== ===========
   Net Asset Value Per Share
    (net assets divided by
    number of shares
    outstanding)................  $     8.92 $       8.84 $     8.84 $      8.91
   Sales Charge (for Class A and
    Class D shares: 5.25% of
    offering price (5.54% of net
    asset value per share))*....         .49           **         **         .49
                                  ---------- ------------ ---------- -----------
   Offering Price...............  $     9.41 $       8.84 $     8.84 $      9.40
                                  ========== ============ ========== ===========

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Contingent Deferred Sales Charges-- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the independent directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act, and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on September 30, 1995.

                                    APPENDIX

                           RATINGS OF DEBT SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    --Leading market positions in well established industries.

    --High rates of return on funds employed.

    --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols presented below are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

"aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE DEBT RATINGS OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

p The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R. Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

    I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

    II. Nature of, and provisions of, the issue.

    III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB   Preferred stock rated "BB", "B", and "CCC" are regarded, on balance,
B    as predominately speculative with respect to the issuer's capacity to
CCC pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C    A preferred stock rated "C" is a non-paying issue.

D
     A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors,
Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1995, and the related statements of operations and changes in net assets and the financial highlights for the period August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

August 9, 1995

                    [This page is intentionally left blank.]


SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                                  Shares Held/                                                                 Value    Percent of
EUROPE        Industries          Face Amount            Investments                             Cost        (Note 1a)  Net Assets
Austria       Capital Goods            15,000    Bohler Uddeholm A.G.                       $    849,543   $  1,038,254       0.6%

              Utilities--Electric      27,400    Oesterreichische Elektrizitats AG
                                                   (Verbund)                                   1,688,207      2,009,099       1.2

                                                 Total Investments in Austria                  2,537,750      3,047,353       1.8


Belgium       Building Materials       20,420    Terca Brick Industries                        1,016,106      1,150,018       0.7

                                                 Total Investments in Belgium                  1,016,106      1,150,018       0.7

Denmark       Engineering &            12,500    FLS Industries A/S                              901,389      1,239,114       0.7
              Construction

              Foreign          DKK  8,800,000    Denmark Government Bond,
              Government                           9% due 11/15/2000                           1,694,284      1,688,583       1.0
              Obligations

                                                 Total Investments in Denmark                  2,595,673      2,927,697       1.7


Finland       Airlines                225,000    Finnair OY                                    1,533,951      1,491,392       0.9

              Chemicals               140,000    Kemira OY                                       995,598      1,164,071       0.7

              Engineering &            75,000    Valmet Corporation 'A'                        1,502,031      1,695,163       1.0
              Construction

              Holding Company          29,000    Fiskars OY AB                                 1,479,062      1,290,549       0.8

                                                 Total Investments in Finland                  5,510,642      5,641,175       3.4


France        Advertising              14,500    Euro RSCG Worldwide, S.A.                     1,314,199      1,517,024       0.9

              Holding Company           3,722    Societe EuraFrance S.A.                       1,182,561      1,230,426       0.7

                                                 Total Investments in France                   2,496,760      2,747,450       1.6


Germany       Machinery &              39,100  ++Kloeckner Werke AG                            3,734,471      2,615,148       1.6
              Engineering

                                                 Total Investments in Germany                  3,734,471      2,615,148       1.6


Greece        Banking                   6,970    Ergo Bank S.A. (Registered)                     325,290        320,791       0.2

              Building &                7,990    Titan Cement Co. S.A.                           302,811        303,427       0.2
              Construction

              Foods                     2,776    Delta Dairy S.A. (Ordinary)                      56,327         57,772       0.0

                                                 Total Investments in Greece                     684,428        681,990       0.4


Ireland       Banking & Finance       700,000    Anglo Irish Bank Corp. PLC                      607,595        595,577       0.4

              Foods                   314,100    Greencore PLC                                 2,140,602      2,374,359       1.4

                                                 Total Investments in Ireland                  2,748,197      2,969,936       1.8


Italy         Automotive               45,000  ++Brembo S.p.A.                                   312,011        310,819       0.2

              Building &              434,600    Fochi Filippo S.p.A. (Ordinary)               1,346,030         26,565       0.0
              Construction            250,000    Fochi Filippo S.p.A. (Warrants) (b)             138,508          1,528       0.0
                                                                                            ------------   ------------     ------
                                                                                               1,484,538         28,093       0.0

              Consumer Goods          205,000    Merloni Elettrodomestici S.p.A.                 337,062        273,166       0.2

              Diversified           1,850,000    Compagnie Industriali Riunite S.p.A. (CIR)    2,071,370      1,413,509       0.8
              Companies

                                                 Total Investments in Italy                    4,204,981      2,025,587       1.2


Netherlands   Capital Goods            13,000    Ahrend Groep NV                               1,340,569      1,716,601       1.0

              Retail Trade             26,250    Deboer Winkelbedrijven                        1,044,419      1,330,551       0.8

                                                 Total Investments in the Netherlands          2,384,988      3,047,152       1.8


Spain         Glass                    40,800  ++Cristaleria Espanola S.A.                     1,797,393      2,323,731       1.4

              Real Estate              98,000    Vallehermoso S.A.                             1,603,094      1,678,498       1.0

              Textiles                115,000  ++Algodonera de San Antonio                     1,269,666      1,262,485       0.8

                                                 Total Investments in Spain                    4,670,153      5,264,714       3.2


Sweden        Engineering &            34,600    Celsius Industrier AB                           509,836        525,771       0.3
              Construction             72,900    Svedala Industri AB (d)                       1,742,255      1,964,906       1.2

                                                 Total Investments in Sweden                   2,252,091      2,490,677       1.5


SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

EUROPE                            Shares Held/                                                                 Value    Percent of
(concluded)   Industries          Face Amount            Investments                             Cost        (Note 1a)  Net Assets
Switzerland   Engineering &             1,210    Daetwyler Holdings AG                      $  2,108,607   $  2,207,646       1.3%
              Construction              1,725    Swheizerische Industrie--Gasellschaft
                                                   Holdings AG (SIG)                           1,802,127      1,948,306       1.2
                                                                                            ------------   ------------     ------
                                                                                               3,910,734      4,155,952       2.5

              Metal Fabricating         1,300    George Fisher AG                              1,486,977      1,750,652       1.0

                                                 Total Investments in Switzerland              5,397,711      5,906,604       3.5


Turkey        Beverages               135,975    Erciyas Biracilik Ve Malt Sanayii A.S.           54,354        116,955       0.1

              Building &              333,432    Alarko Holdings A.S.                            272,405        294,338       0.2
              Construction

              Insurance               477,000    Aksigorta A.S.                                  119,250         92,852       0.1

                                                 Total Investments in Turkey                     446,009        504,145       0.4


United        Automobile Parts        195,000    Croda International PLC (Ordinary)            1,118,968      1,106,839       0.7
Kingdom
              Brewery                 467,000    Boddington Group PLC                          1,845,711      1,990,606       1.2

              Computers               400,000  ++Acorn Computer Group PLC                        569,441        569,399       0.3
                                       89,900  ++Micro Focus Group PLC                         1,123,032      1,100,992       0.7
                                                                                            ------------   ------------     ------
                                                                                               1,692,473      1,670,391       1.0

              Diversified             889,000    Howden Group PLC                              1,262,630      1,159,443       0.7

              Food & Beverage         667,000    Hazlewood Foods PLC                           1,271,988      1,124,515       0.7

              Health/               1,230,000    London International Group (Ordinary)         1,862,069      2,161,728       1.3
              Personal Care

              Manufacturing           221,500    Low & Bonar PLC (Ordinary)                    1,458,747      1,780,855       1.1

              Media/Publishing        300,000    International Business Communications
                                                   (Ordinary)                                  1,043,116      1,336,020       0.8

              Transportation          230,000    Ocean Group PLC (Ordinary)                      977,405      1,137,685       0.7

                                                 Total Investments in the United Kingdom      12,533,107     13,468,082       8.2


                                                 Total Investments in Europe                  53,213,067     54,487,728      32.8


LATIN
AMERICA


Brazil        Appliances            3,200,000    Brasmotor Group S.A. (Preferred)                641,325        590,662       0.4
                                  337,400,000    Refrigeracao Parana S.A. (Preferred)            678,464        655,750       0.4
                                                                                            ------------   ------------     ------
                                                                                               1,319,789      1,246,412       0.8

              Automotive               14,700    Capco Automotive Products Corp.
                                                   S.A. (ADR) (a)                                124,950        113,925       0.1

              Foreign          BRL    500,000    Republic of Brazil, 6.687% due 4/15/2024        275,000        285,000       0.2
              Government
              Obligations

              Textiles              2,054,000    Companhia de Tecidos Norte de Minas S.A.
                                                   (Preferred)                                   652,560        646,754       0.4

                                                 Total Investments in Brazil                   2,372,299      2,292,091       1.5


Chile         Banking                  49,400    Banco Osorno y La Union S.A. (ADR) (a)          666,900        685,425       0.4

                                                 Total Investments in Chile                      666,900        685,425       0.4

Colombia      Paper                   185,000  ++Papeles Nacionales C.A. (ADR) (a)             3,330,000      1,942,500       1.2

              Retail                   27,000    Gran Cadena de Almacenes Colombianos S.A.
                                                   (CADENALCO) (ADR) (a)                         472,500        567,000       0.3

                                                 Total Investments in Colombia                 3,802,500      2,509,500       1.5


Mexico        Broadcasting &          253,000  ++Grupo Fernandez Editores, S.A. de
              Publishing                           C.V.--BCP                                     404,963         95,456       0.1

              Paper & Forest           75,000    Kimberly-Clark de Mexico, S.A. de C.V.          567,404        860,911       0.5
              Products

                                                 Total Investments in Mexico                     972,367        956,367       0.6


Peru          Foods                   356,300    Companhia Industrial Peru Pacifico S.A.         383,299        399,082       0.2

                                                 Total Investments in Peru                       383,299        399,082       0.2


Venezuela     Building                 60,000    Corimon C.A.S.A.C.A. (ADR) (a)                  367,200        390,000       0.2
              Materials
                                                 Total Investments in Venezuela                  367,200        390,000       0.2


                                                 Total Investments in Latin America            8,564,565      7,232,465       4.4

MIDDLE EAST/
AFRICA


South Africa  Diversified              37,616    Morgan Stanley Africa Investment Fund           413,776        432,584       0.3
                                       42,000    New South Africa Fund, Inc.                     582,635        603,750       0.4
                                       42,000    Southern Africa Fund, Inc.                      592,838        593,250       0.4

                                                 Total Investments in South Africa             1,589,249      1,629,584       1.1


                                                 Total Investments in the Middle East/Africa   1,589,249      1,629,584       1.1

NORTH
AMERICA


Canada        Insurance                67,925    Cambior Inc.                                    987,616        832,081       0.5

              Leisure                 116,384    Four Seasons Hotels Ltd.                      1,319,172      1,441,025       0.9

              Utilities--Gas          131,400    British Columbia Gas Inc.                     1,425,996      1,387,691       0.8

                                                 Total Investments in Canada                   3,732,784      3,660,797       2.2


United        Aerospace               110,000    UNC, Inc.                                       637,625        591,250       0.4
States
              Apparel                 115,000    Farah, Inc.                                   1,148,408        747,500       0.4
                                        5,000    Jones Apparel Group, Inc.                       110,925        149,375       0.1
                                       15,000    Marisa Christina, Inc.                          168,950        210,000       0.1
                                                                                            ------------   ------------     ------
                                                                                               1,428,283      1,106,875       0.6

              Banking & Finance         7,500    Bankers Corp.                                   113,738        121,875       0.1
                                       59,000    Charter One Financial, Inc.                   1,225,870      1,445,500       0.9
                                        9,200    The Co-Operative Bank of Concord                132,250        154,100       0.1
                                       66,100    Roosevelt Financial Group, Inc.               1,071,451      1,090,650       0.7
                                                                                            ------------   ------------     ------
                                                                                               2,543,309      2,812,125       1.8


SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

NORTH
AMERICA                           Shares Held/                                                                 Value    Percent of
(concluded)   Industries          Face Amount            Investments                             Cost        (Note 1a)  Net Assets
United        Biotechnology            15,000  ++Cor Therapeutics, Inc.                     $    168,375   $    133,125       0.1%
States                                 10,000  ++Genetic Therapy, Inc.                           100,050        143,750       0.1
(concluded)                            15,000  ++Scios Nova, Inc.                                 74,025         60,938       0.0
                                                                                            ------------   ------------     ------
                                                                                                 342,450        337,813       0.2

              Building &               12,000    Blount, Inc. (Class A)                          523,696        535,500       0.3
              Building                 33,000    Oakwood Homes Corporation                       869,607        845,625       0.5
              Materials                51,000  ++Redman Industries, Inc.                         913,875      1,083,750       0.6
                                       15,300    Ryland Group, Inc.                              206,581        246,713       0.1
                                       39,800    Washington Homes, Inc.                          199,396        179,100       0.1
                                                                                            ------------   ------------     ------
                                                                                               2,713,155      2,890,688       1.6

              Business Services       123,300  ++Applied Bioscience International, Inc.          713,757        631,913       0.4

              Computers                15,000  ++Storage Technology Corporation                  295,425        369,375       0.2
                                       25,000  ++Stratus Computer, Inc.                          787,870        775,000       0.5
                                                                                            ------------   ------------     ------
                                                                                               1,083,295      1,144,375       0.7

              Data Processing          10,000  ++Cognos, Inc.                                    121,250        285,000       0.2
                                       10,000  ++Landmark Graphics Corp.                         181,756        255,000       0.2
                                       25,000  ++SHL Systemhouse, Inc.                           125,000        175,000       0.1
                                       20,000  ++Sterling Software, Inc.                         639,468        770,000       0.5
                                       25,000  ++Symantec Corp.                                  432,423        718,750       0.4
                                                                                            ------------   ------------     ------
                                                                                               1,499,897      2,203,750       1.4

              Electrical               20,000  ++Comptek Research, Inc.                          238,700        360,000       0.2
              Equipment

              Electronics              10,000    Analogic Corporation                            171,250        167,500       0.1
                                        5,000  ++VLSI Technology, Inc.                            58,750        149,375       0.1
                                                                                            ------------   ------------     ------
                                                                                                 230,000        316,875       0.2

              Healthcare--             60,000  ++Beverly Enterprises, Inc.                       810,553        742,500       0.4
              Products/Services        50,000    Charter Medical Corp.                           874,658        812,500       0.5
                                       53,800  ++Ramsay Health Care, Inc.                        330,777        221,925       0.1
                                       14,038  ++Ramsey Managed Care, Inc.                        31,586         50,888       0.0
                                                                                            ------------   ------------     ------
                                                                                               2,047,574      1,827,813       1.0

              Home Furnishing          30,000    Crown Crafts, Inc.                              447,788        495,000       0.3

              Insurance                54,000    Ace, Ltd.                                     1,236,340      1,566,000       0.9
                                       63,700    Capital Guaranty Corp.                          957,847      1,146,600       0.7
                                       50,000    First Colony Corp.                            1,052,038      1,200,000       0.7
                                       22,500    Harleysville Group, Inc.                        459,038        540,000       0.3
                                       73,200    PXRE Corp.                                    1,684,275      1,711,050       1.0
                                       16,000    PartnerRe Holdings Ltd.                         316,750        416,000       0.2
                                       60,000    Security-Connecticut Corp.                    1,296,100      1,545,000       0.9
                                                                                            ------------   ------------     ------
                                                                                               7,002,388      8,124,650       4.7

              Natural Resources        30,000    Brown (Tom), Inc.                               364,775        438,750       0.3
                                      100,000  ++Coho Resources, Inc.                            466,689        500,000       0.3
                                       35,000  ++Plains Resources, Inc.                          218,750        306,250       0.2
                                       50,000    Total Petroleum of North America Ltd.           613,000        550,000       0.3
                                       55,000  ++TransTexas Gas Corp.                            605,000        811,250       0.5
                                                                                            ------------   ------------     ------

                                                                                               2,268,214      2,606,250       1.6

              Pharmaceuticals          10,000  ++Vical, Inc.                                      81,077         97,500       0.1

              Real Estate              27,000    Carr Realty Corp.                               539,996        465,750       0.3
              Investment               50,000    Crown American Realty Trust                     726,750        631,250       0.4
              Trust                                                                         ------------   ------------     ------
                                                                                               1,266,746      1,097,000       0.7

              Restaurants              67,500  ++TPI Enterprises, Inc.                           377,458        282,656       0.2

              Retailing                55,000    Baker (J.), Inc.                                970,300        543,125       0.3
                                       70,000  ++Catherines Stores Corp.                         596,740        735,000       0.4
                                       40,000    Hancock Fabrics, Inc.                           371,281        365,000       0.2
                                        8,300    OfficeMax, Inc.                                 157,700        231,363       0.1
                                       21,000    Pier 1 Imports, Inc.                            166,000        194,250       0.1
                                       15,000  ++Rex Stores Corp.                                195,900        210,000       0.1
                                      165,000  ++Service Merchandise Co., Inc.                   890,012        866,250       0.5
                                                                                            ------------   ------------     ------
                                                                                               3,347,933      3,144,988       1.7

              Textiles                 75,000  ++Burlington Industries, Inc.                     873,330        862,500       0.5

              Transportation           11,300  ++Kirby Corp.                                     185,715        179,388       0.1

              Utilities--Water         10,000    American Water Works Company, Inc.              276,850        317,500       0.2

                                                 Total Investments in the United States       29,605,544     31,430,909      18.6


                                                 Total Investments in North America           33,338,328     35,091,706      20.8


PACIFIC
BASIN


Australia     Insurance               146,734    QBE Insurance Group                             564,034        574,675       0.3

              Merchandising            33,300    Amway Asia Pacific Ltd.                       1,021,139      1,207,125       0.7

              Mining                  227,660    QCT Resources Ltd.                              225,663        222,904       0.1

                                                 Total Investments in Australia                1,810,836      2,004,704       1.1


Hong Kong     Broadcasting &        1,347,000    Ming Pao Enterprise Corp. Ltd.                1,015,477        713,776       0.4
              Publishing

              Financial        US$    920,000    Goldlion Capital Corp., 4.875%
              Services                             due 2/01/1999                                 698,199        763,600       0.5
                                    2,860,000    Winton Holdings Ltd.                          1,040,875        694,919       0.4
                                                                                            ------------   ------------     ------
                                                                                               1,739,074      1,458,519       0.9

              Machinery                17,000    Beiren Printing Machinery Holdings Ltd.
                                                   (Class H)                                       7,804          3,493       0.0

              Packaging                42,700    Sinocan Holdings Ltd.                            12,191         12,141       0.0

                                                 Total Investments in Hong Kong                2,774,546      2,187,929       1.3


Indonesia     Banking--               163,000    PT Bank Bali                                    337,016        413,724       0.2
              International

              Telecommuni-            204,000  ++PT Kabelmetal Indonesia                         287,351        343,666       0.2
              cations &
              Equipment

                                                 Total Investments in Indonesia                  624,367        757,390       0.4


Japan         Apparel                 100,000    Goldwin Inc.                                  1,289,360        714,201       0.4

              Automobile Parts         53,300    Murakami Corp.                                1,089,531        736,170       0.4
                                       71,000    Sanoh Industrial                                963,400        553,181       0.3
                                      110,000    Showa Corp.                                   1,098,685        727,187       0.4
                                       89,000    Yamakawa Industrial Co.                       1,085,484        782,729       0.5
                                                                                            ------------   ------------     ------
                                                                                               4,237,100      2,799,267       1.6


SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

PACIFIC
BASIN                             Shares Held/                                                                 Value    Percent of
(concluded)   Industries          Face Amount            Investments                             Cost        (Note 1a)  Net Assets
Japan         Banks                    17,000    Bank of the Ryukyus, Ltd.                  $    988,951   $    732,499       0.4%
(concluded)
              Beverages                79,000    Hokkaido Coca-Cola Bottling Co., Ltd.         1,298,058      1,156,416       0.7
                                       74,800    Sanyo Coca-Cola Bottling Co., Ltd.            1,130,306      1,218,557       0.7
                                                                                            ------------   ------------     ------
                                                                                               2,428,364      2,374,973       1.4

              Chemicals                70,000    Katakura Chikkarin Co., Ltd.                    830,212        614,803       0.4

              Computer Services        42,800    TKC Corp.                                     1,376,809      1,010,506       0.6

              Construction             77,590    Japan Foundation Engineering                  1,657,836      1,511,315       0.9
                                       75,920    Tsuchiya Home Co.                             1,667,047      1,209,916       0.7
                                       35,200    USK Corp.                                       597,627        656,546       0.4
                                      133,000    Yondenko Corp.                                1,299,139      1,303,152       0.8
                                                                                            ------------   ------------     ------
                                                                                               5,221,649      4,680,929       2.8

              Consumer                 59,000    Roland Corp.                                  1,429,975        905,442       0.5
              Electricals

              Electrical               84,000    Energy Support Corp.                            642,525        475,977       0.3
              Equipment                38,000    Maspro Denkoh Corp.                           1,272,483        762,602       0.5
                                       26,000    Shinmei Electric Co.                          1,340,491        395,939       0.2
                                       52,000    Sukegawa Electric Co.                           682,343        524,849       0.3
                                                                                            ------------   ------------     ------
                                                                                               3,937,842      2,159,367       1.3

              Engineering &            24,000    Kyowa Engineering Consulting                    479,335        283,320       0.2
              Construction

              Foods/Food               36,000    Ariake Japan Co. Ltd.                         1,533,040      1,444,930       0.9
              Processing              108,000    Fuji Oil Co., Ltd.                              983,191        810,861       0.5
                                                                                            ------------   ------------     ------
                                                                                               2,516,231      2,255,791       1.4

              Health Services          40,000    Kanto Biomedical Laboratory                     845,365        566,639       0.3
                                       62,000    SRL Inc.                                      1,416,697        922,205       0.6
                                                                                            ------------   ------------     ------
                                                                                               2,262,062      1,488,844       0.9

              Industrials              27,000    Roki Techno Co., Ltd.                           870,024        608,783       0.4

              Iron & Steel            197,000    Nippon Chutesukan                             1,253,043        918,605       0.6

              Leasing                  28,000    Marufuji Sheet Piling Co., Ltd.                 301,153        177,830       0.1
                                       51,700    Nissho Iwai Steel Leasing Co.                   624,366        317,365       0.2
                                                                                            ------------   ------------     ------
                                                                                                 925,519        495,195       0.3

              Machinery                46,640    Giken Seisakusho Co. Inc.                     1,454,121        743,289       0.4

              Metal Fabrication       115,000    Mory Industries Inc.                            953,698        719,514       0.4
                                      124,000    Toyo Kohan Co., Ltd.                          1,057,406        933,916       0.6
                                                                                            ------------   ------------     ------
                                                                                               2,011,104      1,653,430       1.0

              Packaging                45,800    Chuo Kagaku Co. Ltd.                          1,931,203      1,081,336       0.6

              Paper                   109,000    Tomoku Co., Ltd.                                859,183        681,974       0.4

              Pharmaceuticals          21,600    Towa Pharmaceutical Co.                       1,529,792      1,175,493       0.7

              Pollution Control       148,000    Organo Corp.                                  1,642,912      1,380,238       0.8

              Real Estate              53,000    Keihanshin Real Estate Co. Ltd.                 525,507        356,628       0.2
                                       56,000    TOC Corp.                                       596,958        509,031       0.3
                                                                                            ------------   ------------     ------
                                                                                               1,122,465        865,659       0.5

              Restaurants              47,000    Aim Services Co., Ltd.                        1,405,610        904,380       0.5
                                       41,500    Mos Food Services, Inc.                       1,468,614      1,053,299       0.6
                                       83,800    Ohsho Food Service Corp.                      2,268,651      1,879,589       1.1
                                                                                            ------------   ------------     ------
                                                                                               5,142,875      3,837,268       2.2

              Retail Specialty         60,000    ADO Electric Industrial Co., Ltd.             1,956,905      1,296,187       0.8
                                       50,000    Arcland Sakamoto                                964,197        767,324       0.5
                                       91,000    Daika Corporation                             1,444,684        699,339       0.4
                                       53,900    Home Wide Corp.                               1,078,769        605,110       0.4
                                       34,800    Nitori Co.                                    1,257,950        940,763       0.6
                                                                                            ------------   ------------     ------
                                                                                               6,702,505      4,308,723       2.7

              Retail Stores           119,000    Sotetsu Rosen Co., Ltd.                       1,112,252      1,025,499       0.6

              Services                 63,800    Ichinen Co., Ltd.                             1,690,116      1,513,847       0.9

              Textiles                 92,000    Komatsu Seiren Co., Ltd.                      1,364,484      1,162,082       0.7

              Trading                  31,000    Japan CBM Corp.                               1,200,936        706,292       0.4

              Trucking                108,000    Nippon Konpo Unyu Soko                        1,045,185        988,077       0.6
                                       95,000    Tonami Transportation Co., Ltd.                 743,587        695,313       0.4
                                                                                            ------------   ------------     ------
                                                                                               1,788,772      1,683,390       1.0

                                                 Total Investments in Japan                   59,599,196     43,861,045      26.1


Malaysia      Broadcasting            158,000    Sistem Televisyen Malaysia BHD                  477,231        421,333       0.3

              Newspaper/              266,000    New Straits Times Press BHD                   1,090,579        823,918       0.5
              Publishing

                                                 Total Investments in Malaysia                 1,567,810      1,245,251       0.8


New Zealand   Broadcasting &          229,000    Independent News Ltd.                           711,948        711,213       0.4
              Publishing

              Electronics              46,500    PDL Industries Ltd.                             218,223        232,930       0.1

              Foreign         NZ$   2,825,000    New Zealand Government Bonds, 8%
              Government                           due 11/15/1995                              1,760,873      1,879,827       1.1
              Obligations

              Transportation          154,400    Ports of Auckland Ltd.                          270,171        304,215       0.2
              --Marine

                                                 Total Investments in New Zealand              2,961,215      3,128,185       1.8


South Korea   Electronics               4,456    Samsung Electronics Co.                         435,574        428,890       0.3

              Iron/Steel               15,385    Pohang Iron & Steel Company, Ltd.               442,780        453,858       0.3

                                                 Total Investments in South Korea                878,354        882,748       0.6


                                                 Total Investments in the Pacific Basin       70,216,324     54,067,252      32.1


SOUTHEAST
ASIA


India         Hotels                   61,000  ++East India Hotels Ltd.                          887,000        953,430       0.6

              Media                   100,000    Videocon International, Ltd. (GDR) (c)          385,000        355,000       0.2

              Tobacco                  30,500    Indian Tobacco Co. Ltd. (ADR) (a)               392,687        213,500       0.1

                                                 Total Investments in India                    1,664,687      1,521,930       0.9


                                                 Total Investments in Southeast Asia           1,664,687      1,521,930       0.9


SCHEDULE OF INVESTMENTS (concluded)                                                                               (in US dollars)

SHORT-TERM                            Face                                                                     Value    Percent of
SECURITIES                           Amount                  Issue                               Cost        (Note 1a)  Net Assets
              Commercial      US$   1,531,000    General Electric Capital Corp., 6.20%
              Paper*                               due 7/03/1995                            $  1,530,473   $  1,530,473       0.9%

                                                 Total Investments in Commercial Paper         1,530,473      1,530,473       0.9


              Commercial    Pound   1,500,000    General Electric Capital Corp., 6.65%
              Paper*--   Sterling                  due 7/10/1995++++++                         2,381,648      2,373,032       1.4
              Foreign         ThB  38,294,380    Siam City Bank Ltd., 12.25% due 9/04/1995     1,514,677      1,514,704       0.9

                                                 Total Investments in Commercial Paper--
                                                 Foreign                                       3,896,325      3,887,736       2.3


              Foreign          C$   2,600,000    Canadian Treasury Bill, 6.540% due
              Government                           8/17/1995                                   1,867,538      1,876,505       1.1
              Obligations*    NZ$   6,300,000    New Zealand Treasury Bill, 7.3864%
                                                   due 9/06/1995++++++                         4,166,504      4,142,550       2.5


                                                 Total Investments in Foreign
                                                 Government Obligations                        6,034,042      6,019,055       3.6


              US Government &                    US Treasury Bills++++:
              Agency          US$     600,000      5.51% due 7/27/1995                           597,612        597,556       0.4
              Obligations*            125,000      5.59% due 7/27/1995                           124,495        124,491       0.1
                                       50,000      5.62% due 7/27/1995                            49,797         49,796       0.0

                                                 Total Investments in US Government &
                                                 Agency Obligations                              771,904        771,843       0.5


                                                 Total Investments in
                                                 Short-Term Securities                        12,232,744     12,209,107       7.3

OPTIONS                      Number of Contracts/                                               Premiums
PURCHASED                         Face Amount                   Issue                             Paid
              Call Options             85,839    Topix, 2nd Section, expiring September
              Purchased                            1995 at YEN 231.31                            200,000              0       0.0

              Currency Put    YEN  17,000,000    Japanese Yen, expiring August 1995
              Options                              at YEN 99                                     219,250              0       0.0
              Purchased       YEN   2,000,000    Japanese Yen, expiring January 1996
                                                   at YEN 86.15                                   66,456         38,326       0.0
                                                                                            ------------   ------------     ------
                                                                                                 285,706         38,326       0.0

                                                 Total Options Purchased                         485,706         38,326       0.0


                                                 Total Investments                           181,304,670    166,278,098      99.4


OPTIONS                                                                                         Premiums
WRITTEN                                                                                         Received

              Currency Call   YEN   7,000,000    Japanese Yen, expiring August 1995
              Options                              at YEN 91.29                                  (88,550)      (597,800)     (0.3)
              Written         YEN  10,000,000    Japanese Yen, expiring August 1995
                                                   at YEN 91.38                                 (130,700)      (850,730)     (0.5)
                              YEN   2,000,000    Japanese Yen, expiring January 1996
                                                   at YEN 81.75                                  (66,456)       (57,056)     (0.0)

                                                 Total Options Written                          (285,706)    (1,505,586)     (0.8)



              Total Investments, Net of Options Written                                     $181,018,964    164,772,512      98.6
                                                                                            ============
              Variation Margin on Stock Index Futures Contracts**                                                 2,401       0.0

              Unrealized Appreciation on Forward Foreign Exchange Contracts***                                  153,104       0.1

              Other Assets Less Liabilities                                                                   2,211,655       1.3
                                                                                                           ------------     ------
              Net Assets                                                                                   $167,139,672     100.0%
                                                                                                           ============     ======


              (a)American Depositary Receipt (ADR).
              (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
              (c)Global Depositary Receipt (GDR).
              (d)Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $1,965,000, representing 1.2% of net assets.

                                       Acquisition                             Value
                 Issue                    Date               Cost            (Note 1a)
                 Svedala Industri AB    1/01/1994        $1,742,255         $1,964,906

                 Total                                   $1,742,255         $1,964,906
                                                         ==========         ==========


               ++Non-income producing security.
             ++++Security represents collateral in connection with stock index futures contracts.
           ++++++Security represents collateral in connection with open options.
                *Commercial Paper, certain Foreign Government and US Government &
                 Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
               **Stock index futures contracts purchased as of June 30, 1995 were as follows:


                 Number of                                    Expiration       Value
                 Contracts        Issue         Exchange         Date        (Note 1c)
                   15           Nikkei 225       CME       September 1995   $1,088,250
                    7           Nikkei 225       SIMEX     September 1995      599,309

                 Total Stock Index Futures Contracts Purchased
                 (Total Contract Price--$1,804,604)                         $1,687,559
                                                                            ==========

                 Stock index futures contracts sold as of June 30, 1995 were as follows:

                 Number of                                   Expiration        Value
                 Contracts        Issue         Exchange         Date        (Note 1c)
                   11            DAX             DTB       September 1995   $1,675,054
                    2            FTSE100         LIFFE     September 1995      264,182

                 Total Stock Index Futures Contracts Sold
                 (Total Contract Price--$1,981,730)                         $1,939,236
                                                                            ==========

              ***Forward foreign exchange contracts as of June 30, 1995 were as follows:

                                                                           Unrealized
                                                                          Appreciation
                 Foreign Currency                Expiration              (Depreciation)
                 Purchased                          Date                   (Note 1b)
                 C$           2,550,390           July 1995                  $ (18,127)
                 Chf          4,638,762           July 1995                    (29,959)
                 Pound          724,329           September 1995               (17,528)
                 Sterling
                 YEN      1,668,321,000           July 1995                      7,550
                 Nlg          4,034,342           July 1995                    (77,169)
                 Total (US$ Commitment--$29,499,469)                         $(135,233)
                                                                             ---------
                 Foreign Currency Sold
                 Ats         21,193,600           July 1995                  $(178,364)
                 Bf          34,000,000           September 1995               (31,903)
                 Chf          8,252,094           July 1995                    (56,047)
                 DM           2,439,415           July 1995                    (65,240)
                 Fmk         16,044,000           July 1995                    (37,388)
                 Frf          4,956,510           July 1995                    (39,232)
                 Nlg          4,187,470           July 1995                   (125,695)
                 NZ$          2,815,000           July 1995                     (2,747)
                 YEN      3,229,257,225           July 1995                    824,953
                 Total (US$ Commitment--$60,133,878)                         $ 288,337
                                                                             ---------

                 Total Unrealized Appreciation--Net on Forward Foreign
                 Exchange Contracts                                          $ 153,104
                                                                             =========


                 See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                   As of June 30, 1995
Assets:            Investments, at value (identified cost--$180,818,964) (Note 1a)                                    $166,239,772
                   Unrealized appreciation on forward foreign exchange contracts (Note 1c)                                 153,104
                   Options purchased, at value (cost--$485,706) (Notes 1a & 1c)                                             38,326
                   Foreign cash (Note 1c)                                                                                2,470,413
                   Receivables:
                     Securities sold                                                                    $  6,457,078
                     Dividends                                                                               415,772
                     Capital shares sold                                                                     240,271
                     Interest                                                                                137,266
                     Variation margin on stock index futures contracts (Notes 1a & 1c)                         2,401     7,252,788
                                                                                                        ------------
                   Deferred organization expenses (Note 1g)                                                                149,700
                   Prepaid registration fees and other assets (Note 1g)                                                     84,411
                                                                                                                      ------------
                   Total assets                                                                                        176,388,514
                                                                                                                      ------------


Liabilities:       Options written, at value (premiums received--$285,706) (Notes 1a & 1c)                               1,505,586
                   Payables:
                     Securities purchased                                                                  6,902,125
                     Capital shares redeemed                                                                 360,291
                     Distributor (Note 2)                                                                    119,867
                     Investment adviser (Note 2)                                                             118,623     7,500,906
                                                                                                        ------------
                   Accrued expenses and other liabilities                                                                  242,350
                                                                                                                      ------------
                   Total liabilities                                                                                     9,248,842
                                                                                                                      ------------


Net Assets:        Net assets                                                                                         $167,139,672
                                                                                                                      ============


Net Assets         Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                               $     67,154
Consist of:        Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                                  1,495,955
                   Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                                     55,687
                   Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                                    268,613
                   Paid-in capital in excess of par                                                                    186,984,460
                   Undistributed investment income--net                                                                    387,027
                   Accumulated realized capital losses on investments and foreign currency
                   transactions--net                                                                                    (5,854,788)
                   Accumulated distributions in excess of realized capital gains--net                                      (99,763)
                   Unrealized depreciation on investments and foreign currency transactions--net                       (16,164,673)
                                                                                                                      ------------
                   Net assets                                                                                         $167,139,672
                                                                                                                      ============


Net Asset          Class A--Based on net assets of $5,992,091 and 671,536 shares outstanding                          $       8.92
Value:                                                                                                                ============
                   Class B--Based on net assets of $132,296,170 and 14,959,548 shares outstanding                     $       8.84
                                                                                                                      ============
                   Class C--Based on net assets of $4,923,879 and 556,866 shares outstanding                          $       8.84
                                                                                                                      ============
                   Class D--Based on net assets of $23,927,532 and 2,686,134 shares outstanding                       $       8.91
                                                                                                                      ============


                   See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                   For the Period August 5, 1994++ to June 30, 1995
Investment         Interest and discount earned (net of $1,191 foreign withholding tax)                               $  2,291,499
Income             Dividends (net of $221,334 foreign withholding tax)                                                   1,807,794
(Notes 1e & 1f):                                                                                                      ------------
                   Total income                                                                                          4,099,293
                                                                                                                      ------------


Expenses:          Investment advisory fees (Note 2)                                                    $  1,300,660
                   Account maintenance and distribution fees--Class B (Note 2)                             1,246,220
                   Transfer agent fees--Class B (Note 2)                                                     307,627
                   Printing and shareholder reports                                                          162,017
                   Registration fees (Note 1g)                                                               153,461
                   Custodian fees                                                                            148,050
                   Accounting services (Note 2)                                                              111,195
                   Account maintenance fees--Class D (Note 2)                                                 58,337
                   Transfer agent fees--Class D (Note 2)                                                      47,476
                   Directors' fees and expenses                                                               35,833
                   Amortization of organization expenses (Note 1g)                                            33,606
                   Professional fees                                                                          32,103
                   Account maintenance and distribution fees--Class C (Note 2)                                24,770
                   Transfer agent fees--Class C (Note 2)                                                       7,171
                   Transfer agent fees--Class A (Note 2)                                                       6,058
                   Pricing fees                                                                                5,162
                   Other                                                                                      32,520
                                                                                                        ------------
                   Total expenses                                                                                        3,712,266
                                                                                                                      ------------
                   Investment income--net                                                                                  387,027
                                                                                                                      ------------


Realized &         Realized loss from:
Unrealized Gain      Investments--net                                                                     (1,737,110)
(Loss) on            Foreign currency transactions--net                                                   (4,117,678)   (5,854,788)
Investments &                                                                                           ------------
Foreign Currency   Unrealized appreciation (depreciation) on:
Transactions--Net    Investments--net                                                                    (16,321,003)
(Notes 1c, 1d,       Foreign currency transactions--net                                                      156,330   (16,164,673)
1f & 3):                                                                                                ------------  ------------
                   Net realized and unrealized loss on investments and foreign currency transactions                   (22,019,461)
                                                                                                                      ------------
                   Net Decrease in Net Assets Resulting from Operations                                               $(21,632,434)
                                                                                                                      ============

                 ++Commencement of Operations.

                   See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                For the Period
                                                                                                              August 5, 1994++ to
                   Increase (Decrease) in Net Assets:                                                           June 30, 1995
Operations:        Investment income--net                                                                            $    387,027
                   Realized loss on investments and foreign currency transactions--net                                 (5,854,788)
                   Change in unrealized depreciation on investments and foreign currency transactions--net            (16,164,673)
                                                                                                                     ------------
                   Net decrease in net assets resulting from operations                                               (21,632,434)
                                                                                                                     ------------


Distributions to   In excess of realized gain on investments--net:
Shareholders         Class A                                                                                               (1,696)
(Note 1h):           Class B                                                                                              (81,949)
                     Class C                                                                                               (1,158)
                     Class D                                                                                              (14,960)
                                                                                                                     ------------
                   Net decrease in net assets resulting from distributions to shareholders                                (99,763)
                                                                                                                     ------------

Capital Share      Net increase in net assets derived from capital share transactions                                 188,771,869
Transactions                                                                                                         ------------
(Note 4):


Net Assets:        Total increase in net assets                                                                       167,039,672
                   Beginning of period                                                                                    100,000
                                                                                                                     ------------
                   End of period*                                                                                    $167,139,672
                                                                                                                     ============

                  *Undistributed investment income--net                                                              $    387,027
                                                                                                                     ============
                 ++Commencement of Operations.

                   See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                           For the        For the       For the      For the
                                                                           Period         Period        Period       Period
                                                                         October 21,     August 5,    October 21,   August 5,
                   The following per share data and ratios                  1994++         1994++        1994++       1994
                   have been derived from information                    to June 30,    to June 30,   to June 30,  to June 30,
                   provided in the financial statements.                    1995           1995          1995         1995

                   Increase (Decrease) in Net Asset Value:                 Class A       Class B       Class C       Class D

Per Share          Net asset value, beginning of period                   $    9.82     $   10.00     $    9.80     $   10.00
Operating                                                                 ---------     ---------     ---------     ---------
Performance:         Investment income--net                                     .04           .01           .01           .08
                     Realized and unrealized loss on investments and
                     foreign currency transactions--net                        (.93)        (1.16)         (.96)        (1.16)
                                                                          ---------     ---------     ---------     ---------
                   Total from investment operations                            (.89)        (1.15)         (.95)        (1.08)
                                                                          ---------     ---------     ---------     ---------
                   Less distributions in excess of realized gain on
                   investments--net                                            (.01)         (.01)         (.01)         (.01)
                                                                          ---------     ---------     ---------     ---------
                   Net asset value, end of period                         $    8.92     $    8.84     $    8.84     $    8.91
                                                                          =========     =========     =========     =========

Total              Based on net asset value per share                        (9.11%)+++   (11.55%)+++    (9.75%)+++   (10.85%)+++
Investment                                                                =========     =========     =========     =========
Return:**


Ratios to          Expenses, excluding account maintenance and
Average            distribution fees                                          1.62%*        1.56%*        1.66%*        1.52%*
Net Assets:                                                               =========     =========     =========     =========
                   Expenses                                                   1.62%*        2.56%*        2.66%*        1.77%*
                                                                          =========     =========     =========     =========
                   Investment income--net                                     1.06%*         .10%*         .20%*         .90%*
                                                                          =========     =========     =========     =========

Supplemental       Net assets, end of period (in thousands)               $   5,992     $ 132,296     $   4,924     $  23,928
Data:                                                                     =========     =========     =========     =========
                   Portfolio turnover                                        47.96%        47.96%        47.96%        47.96%
                                                                          =========     =========     =========     =========

                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                +++Aggregate total investment return.
                 ++Commencement of Operations.

                   See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on August 5, 1994, the Fund had no operations other than those relating to organizational matters and the issue of 5,000 Class B capital shares and 5,000 Class D capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The
Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D
Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broad-est and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Govern-ment securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives addi-tions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

*Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

*Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

*Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures con-tracts for the purpose of hedging the market risk on existing securi-ties or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amor-tization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives. For the period August 5, 1994 to June 30, 1995, MLAM paid MLAM U.K. a fee of $133,021 pursuant to such Agreement.
Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that the Investment Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment
Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account                 Distribution
                      Maintenance Fee                 Fee

Class B                    0.25%                     0.75%
Class C                    0.25%                     0.75%
Class D                    0.25%                      --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period August 5, 1994 to June 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                             MLFD                   MLPF&S

Class A                    $     8                 $      157
Class D                    $20,112                 $1,084,067


For the period August 5, 1994 to June 30, 1995, MLPF&S received contingent deferred sales charges of $390,517 and $2,540 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $17,207 in commissions on the execu-tion of portfolio security transactions for the period ended June 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., MLPF&S, MLFD, MLFDS and/ or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 1995 were $237,582,805 and $67,556,451, respectively.

Net realized and unrealized gains (losses) as of June 30, 1995 were as follows:


                                            Realized        Unrealized
                                              Gains            Gains
                                            (Losses)         (Losses)

Investments:
  Long-term                              $ (1,652,993)   $(14,555,555)
  Short-term                                   (2,139)        (23,637)
  Stock index futures contracts              (124,119)        (74,551)
  Options purchased                                --        (447,380)
  Option written                               42,141      (1,219,880)
                                         ------------    ------------
Total investments                          (1,737,110)    (16,321,003)
                                         ------------    ------------

Currency transactions:
  Options written                             409,100              --
  Options purchased                          (429,100)             --
  Foreign currency transactions            (1,229,663)          3,226
  Forward foreign exchange contracts       (2,868,015)        153,104
                                         ------------    ------------
Total currency transactions                (4,117,678)        156,330
                                         ------------    ------------
Total                                    $ (5,854,788)   $(16,164,673)
                                         ============    ============

NOTES TO FINANCIAL STATEMENTS (concluded)


As of June 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $14,934,493, of which $10,019,705 related to appreciated securities and $24,954,198 related to depreciated securities. The aggregate cost of investments, including options purchased, at June 30, 1995 for Federal income tax purposes was $181,174,266.

Transactions in call options written for the period ended June 30, 1995 were as follows:


                                   Par Value Covered By    Premiums
                                     Written Options       Received

Outstanding call options written at
beginning of period                             --                 --
Options written                         40,000,000       $    694,806
Options closed                         (17,000,000)          (346,300)
Options expired                         (4,000,000)           (62,800)
                                      ------------       ------------
Outstanding call options written at
end of period                           19,000,000       $    285,706
                                      ============       ============


Transactions in put options written for the period ended June 30, 1995 were as follows:


                                        Par Value
                                       Covered By          Premiums
                                     Written Options         Paid

Outstanding put options written at
beginning of period                             --                 --
Options written                              1,000       $     42,141
Options expired                             (1,000)           (42,141)
                                      ------------       ------------
Outstanding put options written at
end of period                                   --       $         --
                                      ============       ============


4. Capital Share Transactions:
Net increase in net assets derived from capital share trans-actions was $188,771,869 for the period ended June 30, 1995.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                             Dollar
October 21, 1994++ to June 30, 1995       Shares          Amount

Shares sold                                 940,965      $  8,735,463
Shares issued to shareholders in
reinvestment of distributions                   173             1,602
                                       ------------      ------------
Total issued                                941,138         8,737,065
Shares redeemed                            (269,602)       (2,410,041)
                                       ------------      ------------
Net increase                                671,536      $  6,327,024
                                       ------------      ------------

[FN]
++Commencement of Operations.



Class B Shares for the Period                             Dollar
August 5, 1994++ to June 30, 1995         Shares          Amount

Shares sold                              19,401,309      $190,346,473
Shares issued to shareholders in
reinvestment of distributions                 3,965            36,674
                                       ------------      ------------
Total issued                             19,405,274       190,383,147
Automatic conversion of shares             (120,766)       (1,112,657)
Shares redeemed                          (4,329,960)      (39,053,042)
                                       ------------      ------------
Net increase                             14,954,548      $150,217,448
                                       ============      ============

[FN]
++Prior to August 5, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.


Class C Shares for the Period                             Dollar
October 21, 1994++ to June 30, 1995       Shares          Amount

Shares sold                                 688,727      $  6,332,720
Shares issued to shareholders in
reinvestment of distributions                   118             1,096
                                       ------------      ------------
Total issued                                688,845         6,333,816
Shares redeemed                            (131,979)       (1,171,764)
                                       ------------      ------------
Net increase                                556,866      $  5,162,052
                                       ============      ============

[FN]
++Commencement of Operations.


Class D Shares for the Period                             Dollar
August 5, 1994++ to June 30, 1995         Shares          Amount

Shares sold                               3,959,595      $ 39,101,204
Automatic conversion of shares              120,315         1,112,657
Shares issued to shareholders in
reinvestment of distributions                   573             5,319
                                       ------------      ------------
Total issued                              4,080,483        40,219,180
Shares redeemed                          (1,399,349)      (13,153,835)
                                       ------------      ------------
Net increase                              2,681,134      $ 27,065,345
                                       ============      ============

[FN]
++Prior to August 5, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.


As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 have been redesignated Class D Shares. There were 2,992,993 shares redesignated amounting to $29,891,279.

5. Commitments:
On June 30, 1995, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,498,000, and $3,834,000, respectively.

                    [This page is intentionally left blank.]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Hedging Techniques........................................................   3
 Other Investment Policies and Practices...................................   7
 Investment Restrictions...................................................  10
Management of the Fund.....................................................  13
 Compensation of Directors.................................................  14
 Management and Advisory Arrangements......................................  15
Purchase of Shares.........................................................  17
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  17
 Reduced Initial Sales Charges--
  Class A and Class D Shares...............................................  18
 Distribution Plans........................................................  21
 Limitations on the Payment of Deferred Sales Charges......................  22
Redemption of Shares.......................................................  23
 Deferred Sales Charges--
  Class B and Class C Shares...............................................  24
Portfolio Transactions and Brokerage.......................................  25
Determination of Net Asset Value...........................................  26
Shareholder Services.......................................................  28
 Investment Account........................................................  28
 Automatic Investment Plans................................................  28
 Automatic Reinvestment of Dividends
  and Capital Gains Distributions..........................................  29
 Systematic Withdrawal Plans--
  Class A and Class D Shares...............................................  29
 Exchange Privilege........................................................  30
Taxes......................................................................  43
 Tax Treatment of Options, Futures and
  Forward Foreign Exchange Transactions....................................  45
 Special Rules for Certain Foreign
  Currency Transactions....................................................  46
Performance Data...........................................................  47
General Information........................................................  49
 Description of Shares.....................................................  49
 Computation of Offering Price
  Per Share................................................................  50
 Independent Auditors......................................................  50
 Custodian.................................................................  50
 Transfer Agent............................................................  51
 Legal Counsel.............................................................  51
 Reports to Shareholders...................................................  51
 Additional Information....................................................  51
Appendix...................................................................  52
Independent Auditors' Report...............................................  60
Financial Statements.......................................................  62

                                                           Code #18186-1095

LOGO MERRILL LYNCH

MERRILL LYNCH
GLOBAL SMALLCAP
FUND, INC.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


October 25, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for the period August 5, 1994 (commencement of operations) to June 30, 1995.

    Contained in Part B:

     Schedule of Investments as of June 30, 1995.

     Statement of Assets and Liabilities as of June 30, 1995.

     Statement of Operations for the period August 5, 1994 (commencement of operations) to June 30, 1995.

     Statement of Changes in Net Assets for the period August 5, 1994
      (commencement of operations) to June 30, 1995.

     Financial Highlights for the period August 5, 1994 (commencement of operations) to June 30, 1995.

  (B)EXHIBITS

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  1(a)   --Articles of Incorporation of Registrant, filed on April 12, 1994.(a)
   (b)   --Articles of Amendment to the Articles of Incorporation of the
          Registrant, filed on May 19, 1994.(b)
   (c)   --Articles of Amendment to the Articles of Incorporation of the
          Registrant, filed on July 27, 1994.(c)
   (d)   --Articles of Amendment to the Articles of Incorporation of the
          Registrant, filed on August 8, 1994.
   (e)   --Articles of Amendment to the Articles of Incorporation of the
          Registrant, filed on October 19, 1994.
   (f)   --Articles Supplementary to Articles of Incorporation of the
          Registrant, filed on October 21, 1994.
  2      --By-Laws of the Registrant.(a)
  3      --None.
  4      --Portions of the Articles of Incorporation and the By-Laws of the
          Registrant defining the rights of shareholders.(d)
  5(a)   --Form of Management Agreement between the Registrant and Merrill
          Lynch Asset Management, L.P.(b)
   (b)   --Form of Sub-Advisory Agreement between Merrill Lynch Asset
          Management, L.P. and Merrill Lynch Asset Management U.K. Limited.(b)
  6(a)   --Form of Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(e)
   (b)   --Form of Class B Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(b)
   (c)   --Form of Class C Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(e)
   (d)   --Form of Class D Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(e)
  7      --None.
  8      --Form of Custody Agreement between the Registrant and Brown Brothers
          Harriman & Co.(b)
  9(a)   --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Financial Data
          Services, Inc. (now known as Merrill Lynch Financial Data Services,
          Inc.)(b)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   (b)   --Form of License Agreement between Merrill Lynch & Co., Inc. and the
          Registrant relating to the Registrant's use of the "Merrill Lynch"
          name.(b)
 10      --None.
 11      --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
 12      --None.
 13      --Certificate of Merrill Lynch Asset Management, L.P.(b)
 14      --None.
 15(a)   --Form of Class B Shares Distribution Plan and Class B Shares
          Distribution Plan Sub-Agreement of the Registrant.(b)
   (b)   --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of the Registrant.(e)
   (c)   --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of the Registrant.(e)
 16(a)   --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A
          Shares.
   (b)   --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B
          Shares.
   (c)   --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C
          Shares.
   (d)   --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D
          Shares (formerly designated Class A Shares).
 17(a)   --Financial Data Schedule for Class A Shares.
   (b)   --Financial Data Schedule for Class B Shares.
   (c)   --Financial Data Schedule for Class C Shares.
   (d)   --Financial Data Schedule for Class D Shares.
 18      --None.

--------

(a) Filed on April 29, 1994 as an Exhibit to Registrant's Registration Statement on Form N-1A (File No. 33-53399) ("Registration Statement").

(b) Filed on June 23, 1994 as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement.

(c) Filed on July 28, 1994 as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement.

(d) Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7), Articles VI, VII and IX of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a),(b),(c),(d),(e) and (f) to the Registration Statement on Form N-1A and to Article II, Article III (Sections 1, 3, 5 and 6) and Articles VI, VII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement on Form N-1A.

(e) Filed on October 19, 1994 as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                                NUMBER OF
                                                               HOLDERS AT
                         TITLE OF CLASS                    SEPTEMBER 30, 1995*
                         --------------                    -------------------
      Class A Shares of Common Stock, par value $0.10 per
       share..............................................          693
      Class B Shares of Common Stock, par value $0.10 per
       share..............................................       16,842
      Class C Shares of Common Stock, par value $0.10 per
       share..............................................          866
      Class D Shares of Common Stock, par value $0.10 per
       share..............................................        2,739

 * Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner and Smith Incorporated.

ITEM 27. INDEMNIFICATION

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assumes that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance and (b) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE MANAGER

  (a) Merrill Lynch Asset Management, L.P. (the "Manager") acts as the investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch

Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1993, for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraphs, and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                             POSITION(S) WITH      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
           NAME                THE MANAGER                  VOCATION OR EMPLOYMENT
           ----              ----------------      ---------------------------------------
 ML & Co................. Limited Partner        Financial Services Holding Company; Limited
                                                  Partner of FAM
 Princeton Services...... General Partner        General Partner of FAM

                             POSITION(S) WITH       OTHER SUBSTANTIAL BUSINESS, PROFESSION,
           NAME                THE MANAGER                  VOCATION OR EMPLOYMENT
           ----              ----------------       ---------------------------------------
 Arthur Zeikel........... President              President of FAM; President and Director of
                                                  Princeton Services; Director of MLFD;
                                                  Executive Vice President of ML & Co.;
                                                  Executive Vice President of Merrill Lynch
 Terry K. Glenn.......... Executive Vice         Executive Vice President of FAM; Executive
                           President              Vice President and Director of Princeton
                                                  Services; President and Director of MLFD;
                                                  Director of FDS; President of Princeton
                                                  Administrators, L.P.
 Vincent R. Giordano..... Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Elizabeth Griffin....... Senior Vice President  Senior Vice President of FAM
 Norman R. Harvey........ Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 N. John Hewitt.......... Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Philip L. Kirstein...... Senior Vice            Senior Vice President, General Counsel and
                           President, General     Secretary of FAM; Senior Vice President,
                           Counsel and            General Counsel, Director and Secretary of
                           Secretary              Princeton Services; Director of MLFD
 Ronald M. Kloss......... Senior Vice President  Senior Vice President and Controller of FAM;
                           and Controller         Senior Vice President and Controller of
                                                  Princeton Services
 Stephen M.M. Miller..... Senior Vice President  Executive Vice President of Princeton
                                                  Administrators, L.P.
 Joseph T. Monagle, Jr. . Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Richard L. Reller....... Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of FAM;
                           and Treasurer          Senior Vice President and Treasurer of
                                                  Princeton Services; Vice President and
                                                  Treasurer of MLFD
 Ronald L. Welburn....... Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Anthony Wiseman......... Senior Vice President  Senior Vice President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund and Merrill Lynch Short-Term Global Income Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1993, for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Richard and Yardley are officers of one or more of the registered investment companies listed in the preceding paragraphs:

                             POSITION(S) WITH    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
           NAME                 MLAM U.K.                 VOCATION OR EMPLOYMENT
           ----              ----------------    ---------------------------------------
 Arthur Zeikel........... Director and Chairman    President of the Manager and FAM;
                                                    President and Director of Princeton
                                                    Services; Director of MLFD;
                                                    Executive Vice President of ML &
                                                    Co.; Executive Vice President of
                                                    Merrill Lynch
 Alan J. Albert.......... Senior Managing          Vice President of the Manager
                           Director
 Terry K. Glenn.......... Director                 Executive Vice President of the
                                                    Manager and FAM; Executive Vice
                                                    President and Director of Princeton
                                                    Services; President and Director of
                                                    MLFD; Director of FDS; President of
                                                    Princeton Administrators, L.P.
 Adrian Holmes........... Managing Director        Director of Merrill Lynch Global
                                                    Asset Management
 Andrew John Bascand..... Director                 Director of Merrill Lynch Global
                                                    Asset Management
 Edward Gobora........... Director                 Director of Merrill Lynch Global
                                                    Asset Management
 Richard Kilbride........ Director                 Managing Director of Merrill Lynch
                                                    Global Asset Management
 Robert M. Ryan.......... Director                 Vice President, Institutional
                                                    Marketing, Debt and Equity Group,
                                                    Merrill Lynch Capital Markets from
                                                    1989 to 1994
 Gerard M. Richard....... Senior Vice President    Senior Vice President and Treasurer
                                                    of the Manager and FAM; Senior Vice
                                                    President and Treasurer of
                                                    Princeton Services; Vice President
                                                    and Treasurer of MLFD
 Stephen J. Yardley...... Director                 Director of Merrill Lynch Global
                                                    Asset Management
 Carol Ann Langham....... Company Secretary        None
 Debra Anne Searle....... Assistant Company        None
                           Secretary

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund

Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, Graczyk, and Wasel is One Financial Center, Boston, Massachusetts 02111-2665.

                                       (2)                         (3)
          (1)               POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
         NAME                       WITH MLFD              WITH THE REGISTRANT
         ----               -------------------------   -------------------------
Terry K. Glenn..........  President and Director        Executive Vice President
Arthur Zeikel...........  Director                      President and Director
Philip L. Kirstein......  Director                      None
William E. Aldrich......  Senior Vice President         None
Robert W. Crook.........  Senior Vice President         None
Kevin P. Boman..........  Vice President                None
Michael J. Brady........  Vice President                None
William M. Breen........  Vice President                None
Sharon Creveling........  Vice President and Assistant  None
                           Treasurer
Mark A. Desario.........  Vice President                None
James T. Fatseas........  Vice President                None
Stanley Graczyk.........  Vice President                None
Michelle T. Lau.........  Vice President                None
Debra W. Landsman-Yaros.  Vice President                None
Gerald M. Richard.......  Vice President and Treasurer  Treasurer
Salvatore Venezia.......  Vice President                None
William Wasel...........  Vice President                None
Robert Harris...........  Secretary                     Secretary

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and
the State of New Jersey, on the    day of October 1995.

                                          Merrill Lynch Global SmallCap Fund,
                                           Inc.
                                                      (Registrant)

                                                  /s/ Terry K. Glenn
                                          By:__________________________________

                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                      PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                                TITLE              DATE(S)
           SIGNATURE


         Arthur Zeikel*                 President (Principal
-------------------------------------    Executive Officer)
           (ARTHUR ZEIKEL)               and Director


       Gerald M. Richard*               Treasurer (Principal
-------------------------------------    Financial and
         (GERALD M. RICHARD)             Accounting Officer)

            Donald Cecil*               Director
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*              Director
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*             Director
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*              Director
-------------------------------------
          (RICHARD R. WEST)

       Edward D. Zinbarg*               Director
-------------------------------------

      (EDWARD D. ZINBARG)

       /s/ Terry K. Glenn                                      October  , 1995
*By:_________________________________

  (TERRY K. GLENN, ATTORNEY-IN-FACT)

                             POWER OF ATTORNEY

  I, Edward D. Zinbarg, hereby authorize Arthur Zeikel, Terry K. Glenn, Gerald
M. Richard, Mark B. Goldfus, Robert Harris or Michael J. Hennewinkel, or any of them, as attorney-in-fact, to sign on my behalf any amendments to the Registration Statement for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Emerging Tigers Fund, Inc.; Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide DollarVest Fund, Inc.

           SIGNATURE                         TITLE                DATE

     /s/ Edward D. Zinbarg               Director of each        February 21,
-------------------------------------    above referenced         1995
      (EDWARD D. ZINBARG)                Maryland
                                         corporation and
                                         Trustee of each
                                         above referenced
                                         Massachusetts
                                         business trust)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
   1(d)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, filed on August 8, 1994.
    (e)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, filed on October 19, 1994.
    (f)  --Articles Supplementary to Articles of Incorporation of the
          Registrant, filed on October 21, 1994.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A Shares.
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B Shares.
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C Shares.
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D Shares (formerly designated Class A Shares).
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHICS AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.



DESCRIPTION OF OMITTED                  LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                        OR IMAGE IN TEXT
----------------------                  -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch           back cover of Statement of
logo including stylized market          Additional Information
bull